UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23500

Natixis ETF Trust II

(Exact name of Registrant as specified in charter)

888 Boylston Street, Suite 800 Boston, Massachusetts    02199-8197

(Address of principal executive offices)    (Zip code)

Susan McWhan Tobin, Esq.

Natixis Distribution, LLC

888 Boylston Street, Suite 800

Boston, Massachusetts 02199-8197

(Name and address of agent for service)

Registrant’s telephone number, including area code: (617) 449-2139

Date of fiscal year end: December 31

Date of reporting period: December 31, 2022

Item 1. Reports to Stockholders.

(a)	The Registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

Annual Report

December 31, 2022

Natixis Loomis Sayles Short Duration Income ETF

Natixis U.S. Equity Opportunities ETF

Natixis Vaughan Nelson Mid Cap ETF

Natixis Vaughan Nelson Select ETF

NATIXIS LOOMIS SAYLES SHORT DURATION INCOME ETF

Managers	NYSE Arca: LSST

Daniel Conklin, CFA®

Christopher T. Harms

Clifton V. Rowe, CFA®

Loomis, Sayles & Company, L.P.

Investment Goal

The Fund’s investment objective is current income consistent with preservation of capital.

Market Conditions

The prospect of persistent inflation brought the Federal Reserve into action during 2022. This pivot caused fixed income investors to embrace safety and higher quality securities. However, geopolitical anxiety due to Russia’s invasion of Ukraine also contributed to this risk-off sentiment. The Federal Reserve raised interest rates at seven consecutive meetings from March onward in addition to ending its stimulative quantitative easing policy. This represented the most aggressive increase in short-term rates since the early 1980s.

The yield curve shifted higher in response to the increase in the fed funds rate but also flattened indicating the tighter credit conditions’ impact on aggregate demand. While the yield environment shifted higher, fixed income risk premiums increased across many sectors. Higher quality sectors like asset-backed securities (ABS) and commercial mortgage-backed securities (CMBS) experienced wider spreads in addition to lower quality sectors like corporate bonds.

Performance Results

For the 12 months ended December 31, 2022, the Natixis Loomis Sayles Short Duration Income ETF returned -3.60% at net asset value. The Fund outperformed its benchmark, the Bloomberg U.S. Government/Credit 1-3 Year Bond Index, which returned -3.69%.

Explanation of Fund Performance

The Fund’s positioning with respect to duration, or the Fund’s interest rate sensitivity, continues to be managed in line with the benchmark. However, differences in duration along the yield curve positively contributed to performance as rates rose during the period. This contribution was a meaningful contributor to performance during the period.

Spreads increased in many of the sectors the fund utilizes to generate excess returns over the benchmark. ABS spreads increased from 38 basis points to 76 basis points, CMBS spreads increased from 68 basis points to 120 basis points, and corporate bond spreads increased from 92 basis points to 130 basis points during the year. This improvement in valuation prompted the investment team to gradually increase risk relative to benchmark. The most attractive opportunity for the fund was in corporate bonds during the period. Liquidity, in the form of plentiful new issues with attractive concessions, and opportunities further out the curve were prime considerations for adding corporate bonds as spreads increased. Starting the year, the fund had deployed approximately 25% of its risk budget in corporate bonds. By mid-year this risk positioning had increased to about 50% and topped two-thirds of risk budget by late fall as spreads hit the wides for the year. As corporate bond spreads declined toward the holidays, the investment team reduced corporate bond risk to 50% of budget. These tactical decisions contributed to performance but were offset in part by negative issue selection. By asset class, corporate bonds provided the biggest benefit to performance.

Higher quality securitized sectors like ABS and CMBS were additional opportunities for the Fund during the period, but ABS was the more robust sector as new issues continued to price with healthy concessions. ABS is a sector which often competes with similar duration government securities and corporate bonds. However, ABS collateral types like auto loans offer additional diversification benefits due to the volume of issuers in the space. ABS risk relative to benchmark increased from one-third of budget early in the year to two-thirds of budget in late fall as the spreads in the sector also hit their wides. As a result, allocation decisions in securitized credit contributed to performance but were overwhelmed by negative issue selection from ABS as well as from CMBS. The Fund’s exposure to ABS far exceeds its holdings to CMBS, but the combined negative issue selection between ABS and CMBS dominated the positive contributions from allocation decisions. As a sector, this group detracted the most from performance.

Outlook

The Federal Reserve continues to tighten monetary policy as inflation remains above the Fed’s preferred range and the unemployment rate has not materially increased over the past three quarters. We expect aggregate demand will abate and the economy may experience a shallow and somewhat brief recession. The credit cycle1 is in the later phases but corporate and consumer balance sheets are entering this period in a strong position, which should contribute to the shallow recession. The primary market risk continues to be incoming inflation and unemployment data as it will impact the Fed’s decisions on the path of monetary policy going forward.

1  |

We continue to favor spread sectors like corporate bonds and securitized assets. As valuations decline relative to market risks, the investment team would favor bringing risk relative to benchmark lower. Corporate bonds continue to be the most robust opportunity for the Fund, but ABS remains competitive in the front end of the yield curve. We continue to prefer to the top of the capital stack but will opportunistically dip below the AAA level in healthy structures from repeat issuers. We continue to follow our process of building a diversified portfolio and actively managing risk relative to benchmark at the portfolio, sector and industry level.

[1]	A credit cycle is a cyclical pattern that follows credit availability and corporate health.

Hypothetical Growth of $10,000 Investment3

December 28, 2017 (inception) through December 31, 2022

Average Annual Total Returns — December 31, 20223

			Life of Fund (Inception 12/28/17)
				Expense Ratios[4]
	1 Year	5 Year		Gross	Net
NAV[1]	-3.60%	1.57%	1.58%	0.93%	0.38%
Market[1]	-3.36	1.60	1.62

Comparative Performance
Bloomberg U.S. Government/Credit 1-3 Year Bond Index[2]	-3.69	0.92	0.92

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit im.natixis.com. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem or sell their shares.

[1]

The NAV return is based on the NAV of the Fund, and the market return is based on the market price per share of the Fund, which is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. 12/28/17 represents the date trading of Fund shares commenced on the secondary market. 12/27/17 represents commencement of operations for accounting and financial reporting purposes only. NAV is used as a proxy for the opening market price on 12/28/17. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

[2]

Bloomberg U.S. Government/Credit 1-3 Year Bond Index is an unmanaged index which is a component of the U.S. Government/Credit Bond Index, which includes Treasury and agency securities (U.S. Government Bond Index) and publicly issued US corporate and foreign debentures and secured notes (U.S. Credit Bond Index). The bonds in the index are investment grade with a maturity between one and three years.

[3]	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

[4]

Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense limitations set to expire on 4/30/25. When a Fund’s expenses are below the limitation, gross and net expense ratios will be the same. See Note 6 of the Notes to Financial Statements for more information about the Fund’s expense limitations.

|  2

NATIXIS U.S. EQUITY OPPORTUNITIES ETF

Managers	NYSE Arca: EQOP

William C. Nygren, CFA®

Robert F. Bierig**

M. Colin Hudson, CFA®*

Michael J. Mangan, CFA®, CPA

Michael A. Nicolas, CFA®

Harris Associates L.P.

Aziz V. Hamzaogullari, CFA®

Loomis, Sayles & Company, L.P.

*	Effective August 1, 2022, M. Colin Hudson no longer serves as portfolio manager of the Fund.
**	Effective August 1, 2022, Robert F. Bierig serves as portfolio manager of the Fund.

Investment Goal

The Fund seeks long-term growth of capital.

Market Conditions

Both the economy and markets were riding high in the fourth quarter of 2021, and that momentum carried into January 2022, when US stocks hit record highs. However, the specter of higher-than-expected inflation and Russia’s February invasion of Ukraine slammed the brakes on the US economy, while heightening geopolitical risk.

The war immediately stoked inflation fears, disrupting commodities exports of wheat, oil, gas and metals. US inflation climbed through the first half of 2022, peaking at 9.1% in June before leveling off to an annual increase of 6.5%. The US Federal Reserve (Fed) Board embarked on an inflation-fighting campaign, instituting seven interest rate hikes during 2022. Rates rose to their highest levels since 2007 as the Fed indicated more moderate increases were ahead in 2023.

Technology stocks, fed by the pandemic and low interest rates, stumbled in a generally negative market environment: Amazon by 51%, Tesla by 68% and Meta by 66%. As earnings fell back to earth, tech companies fired more than 200,000 workers in late 2022.

These were not the only companies to suffer as broad US equity markets withstood a dismal 2022. The Nasdaq Composite fell 33.1% while the S&P 500® declined by 18.1%, and the Russell 2000 was off by 21.6%.

Meanwhile, the Omicron variant of Covid-19 wreaked havoc across the country, with hospitalizations and deaths rising to new highs in the winter of 2022. Covid has negatively affected workforce participation and productivity, which experts estimate resulted in a billion days of lost work since 2020.

Performance Results

For the 12 months ended December 31, 2022, the Natixis U.S. Equity Opportunities ETF returned -20.77% at net asset value. The Fund underperformed its primary benchmark, the S&P 500® Index, which returned -18.11%. The Fund also underperformed its secondary benchmark, the Russell 1000® Index®, which returned -19.13%.

Explanation of Fund Performance

Each of the portfolio’s segments uses a distinct investment style, providing shareholders with exposure to a variety of different stocks:

•

The Harris Associates Large Cap Value segment invests primarily in the common stocks of larger-capitalization companies that Harris Associates L.P. (“Harris Associates”) believes are trading at a substantial discount to the company’s “true business value.”

•

The Loomis Sayles All Cap Growth segment invests primarily in equity securities and may invest in companies of any size. The segment employs a growth style of equity management that emphasizes companies with sustainable competitive advantages versus others, long-term structural growth drivers that will lead to above-average future cash flow growth, attractive cash flow returns on invested capital, and management teams focused on creating long-term value for shareholders. The segment aims to invest in companies when they trade at a significant discount to the estimate of intrinsic value.

Both segments contributed negatively to the Fund’s performance.

3  |

Harris Associates Large Cap Value Segment

As value investors with an emphasis on individual stock selection, our sector weights are a byproduct of our bottom-up process. On an absolute-return basis, the energy sector gained the most value, while holdings in the communications services sector lost the most value.

The largest contributors to Fund performance for the year were EOG Resources and APA Corporation. While energy price increases have helped companies across the sector this year, EOG Resources has also operated well on a fundamental basis, in our view. Second-quarter results showed that EOG is growing production without a disproportionate capital expense increase, which we see as evidence that management’s efficiency measures are working. Second-quarter production grew 11% from a year earlier and capital expenditures rose 14%; both metrics were better than market expectations. The company later reported a strong set of third-quarter results, in our view. Revenue of $7.59 billion surpassed consensus expectations of $6.26 billion, production grew 9% year-over-year, and capital expenditures were 6% below consensus expectations. Capital expenditures increased faster than production due to inflation, higher growth and additional exploration; however, full-year figures were within initial guidance. EOG also announced the discovery of a new opportunity in the Ohio Utica Basin by using learnings from decentralized teams across multiple basins to enter an overlooked opportunity. The company quietly amassed 395,000 acres for more than $500 million, acquired around 20 legacy wells for data, and drilled four initial wells to confirm their reservoir model. Management said the initial wells would qualify as double premium with longer laterals, and Utica wells could have the same oil recovery as the Delaware Basin, which we believe would be a great win. We continue to like the effectiveness of the company’s management team.

APA Corporation finished higher alongside rising energy prices early in the year, even though fourth-quarter results were generally below consensus estimates, which we attributed mainly to cost inflation weighing on free cash flow (FCF). Management guided to $6.5 billion of cumulative free cash flow over the next three years, each at strip prices with 5% annual growth. The company also announced a successful oil discovery at its new Krabdagu prospect. We believe if the well flows as well as the nearby Sapakara well, it is likely to result in a fast-tracked final investment decision for a large development hub in the area. Later in the first quarter, APA announced it closed on two transactions totaling around $1 billion in net proceeds. More recently, third-quarter results from APA were good, in our assessment. Total revenue of $2.89 billion, adjusted earnings (EBITDAX)1 of $1.69 billion and adjusted earnings per share of $1.97 all exceeded market expectations. More importantly, revenue rose 40% year-over-year and EBITDAX advanced 46%, while adjusted earnings per share doubled from a year earlier. We were pleased that drilling operations in both the Permian Basin and Egypt are accelerating, which eased concerns about sluggish second-quarter performance. Management expects $2.7 billion of total FCF in 2022 (a 19% FCF yield) and expects further growth in 2023 even at flat commodity prices. We found it impressive that over the last two years APA has reduced its net debt from $8.9 billion to $4.9 billion. Furthermore, during the most recent two-year period the company repurchased almost 20% of its share base and it continues with its buyback efforts. Management repurchased 10 million shares (3% of shares outstanding) in the third quarter and plans to repurchase another $520 million worth of shares (another 3%) in the fourth quarter. The company also announced the quarterly dividend would double to an annualized rate of $1.00 per share. We remain pleased with APA’s fundamental performance.

The largest detractors to Fund performance for the year were Meta Platforms and Ally Financial. The share price of Meta Platforms declined throughout the year as the company faced several challenges. Investors proved disappointed by Meta Platforms’ 2021 fourth-quarter earnings report, and its share price fell over 20% following its release. Management pointed to new regulation in Europe and Apple iOS changes as a $10 billion headwind for personalized advertisements. The company also reported its first decline in daily active users for Facebook, which we believe was attributable to the size of the existing base and the amount of users pulled forward during the Covid-19 pandemic. Management emphasized its focus on generating revenue from its fastest growing content format, Reels, a competitor to TikTok. The company believes the transition from stories to reels will be similar to the transition from feed to stories in 2018 and expressed encouragement from early results. Late in April, Meta delivered a disappointing earnings report for the first quarter and guidance for the second quarter. The company reduced its expense guidance for the year, suggesting that much of the spend is highly discretionary, and daily active users on its platforms accelerated sequentially by 50 million in the second quarter versus 10 million in the first quarter. Meta reported a 1% decline in second-quarter revenue, in line with its guidance and consensus expectations. Core margins (ex-Reality Labs) came in at 39%, or 29% including the $2.8 billion loss from Reality Labs, which has lost $5.8 billion year to date. Cyclical weakness in advertising budgets, which worsened sequentially; the lingering impacts from Apple’s ad tracking changes; and higher engagement in Reels all weighed on results. Reels represented 20% of time spent on Instagram alone last quarter, and management said they saw a 30% increase in engagement on both Instagram and Facebook sequentially.

We spoke with Meta Platforms’ CFO Susan Li following the company’s third-quarter earnings report. After our discussion, we believe the core platform remains healthy, as evidenced by engagement and time spent remaining strong. While IDFA (identifier for advertisers) pressured growth this year, results show the company is lapping the impact from that headwind. Reels monetization is showing rapid growth, and we believe organic revenue trends look set to improve both next year and beyond. Expense management is

[1]

EBITDAX stands for Earnings Before Interest, Taxes, Depreciation, Amortization, and Exploration Expense. It is an indicator of financial performance that is used when reporting earnings, specifically for oil and mineral exploration.

|  4

NATIXIS U.S. EQUITY OPPORTUNITIES ETF

becoming more disciplined, but we believe there remains work to be done. The company is finding more cost-cutting opportunities, and we were told CEO Mark Zuckerberg is increasingly focused on core profitability given the mounting pressure both external and internal. Despite this, the company is committed to ramping capital spend for the time being. Li believes the increase in Artificial Intelligence spending is paying off, but it is still early in the process. She said the pace of spending will be governed by the returns it generates, and the company should benefit through improved ad effectiveness, engagement, and content editing and creation capabilities, among others. As for the Reality Labs segment, management sees this spend intrinsically tied to the success of the core platforms as they prepare for the potential next computing platform. In our view, the company has a very profitable core business paired with a large amount of growth capital spend and a bet on a potentially large new business opportunity that has an uncertain timeframe and probability of success. While the lack of expense discipline has lowered our estimate of intrinsic value, we continue to believe the company is undervalued at its current price.

First-quarter results from Ally Financial were impressive, in our view, as reported return on tangible common equity was nearly 24% and earning asset yields rose 11 basis points sequentially while funding costs declined 4 basis points, resulting in a near 4% net interest margin. Management believes it will generate a roughly 20% return on tangible common equity on a full-year basis and reiterated their 16%–18% target for 2023 and onward. We recognize that the inevitable normalization of credit, which continues to remain tame and below normal levels, combined with weakening used car prices and potential deposit rate pressure could eventually make the operating environment more challenging. CFO Jenn LaClair remains very optimistic and believes Ally will have some natural hedges in place to partially offset used car price declines. Second-quarter revenue was slightly better than market expectations, while earnings per share fell short of projections by about 4%. In terms of absolute earnings, the company’s results were again above trend with a reported return on tangible common equity of 23%. Earning asset yields rose by 25 basis points and repriced higher than funding sources in the second quarter, which drove the net interest margin to an impressive 4.06%, an increase of 49 basis points year-over-year. Following the earnings release, we met with CEO Jeff Brown and Jenn LaClair and discussed the company’s competitive advantage in auto lending. Loan receivables from retail auto borrowers grew faster than the industry in the second quarter, which management attributed to an expanded dealer count (+20% over the past few years) and higher application flow as well as from what they consider to be extremely attractive risk-adjusted returns.

The company reported third-quarter results with revenue and adjusted earnings per share that both undershot market expectations. Revenue rose about 2% from last year to $2.02 billion, while adjusted earnings per share fell by nearly half. Just prior to the earnings release, LaClair stepped down from her role as CFO and will now be a senior operating adviser. Bradley Brown, who had been the corporate treasurer since 2013, will serve as interim CFO. Upon review of the third-quarter earnings report, we observed that earning asset yields continue to improve and accelerated by 50 basis points quarter-over-quarter to 5.59%. However, funding costs increased 77 basis points from last year with deposit costs roughly doubling from 0.76% to 1.58%, which caused the net interest margin to contract by 23 basis points to 3.81%. In addition, auto loan originations were down 8% sequentially from last quarter and unchanged from last year. We spoke with Ally’s management team and discussed the company’s auto loan activity. While management expects lower current year retail auto loan balances than in pre-pandemic years, the company foresees a recovery upon the normalization of vehicle inventories. Also, Jeff Brown stated that Ally continues to be disciplined in its underwriting standards, which should protect against significant downside effects if the economy slows dramatically. Despite these near-term challenges, we find this company is poised to offer shareholder rewards moving forward.

Loomis Sayles All Cap Growth Segment

We are an active manager with a long-term, private equity approach to investing. Through our proprietary bottom-up research framework, we look to invest in those few high-quality businesses with sustainable competitive advantages and profitable growth when they trade at a significant discount to intrinsic value. Our holdings in the energy, consumer staples, and industrials sectors contributed positively to results. Our holdings in the information technology, communication services, consumer discretionary, financials, and healthcare sectors detracted from the segment’s performance.

Alnylam Pharmaceuticals and Monster Beverage were the largest contributors to performance during the period. Alnylam Pharmaceuticals is a leader in gene therapies based on its pioneering small-interfering RNA (siRNA) approach to disease treatment. Founded in 2002, Alnylam was one of the first companies to develop and commercialize therapies based on RNA interference (RNAi), a breakthrough discovery in understanding how genes are naturally regulated within cells that was recognized with the 2006 Nobel Prize in Medicine. We believe Alnylam’s strong and sustainable competitive advantages include its deep, cumulative, and compounding knowledge in the science of RNAi therapeutics, in particular its creation and advancement of unique siRNA-based therapies, and the multiple partnerships it has entered on the basis of its technology, which provide both external funding and established commercialization avenues. Today, the company’s technology is the basis for five approved therapies, six therapies currently in clinical trials, and a robust pipeline of potential treatments that we expect to enter clinical trials in the coming years, with a focus on genetic diseases, cardiometabolic diseases, infectious diseases, and central nervous system and ocular diseases. A strategy holding since the second quarter of 2021, shares jumped almost 50% in August following news that Onpattro, the company’s approved

5  |

therapy for hATTR amyloidosis, met its primary endpoint in the much larger indication of ATTR with cardiomyopathy, which is estimated to have a patient population approximately ten times as large. The results substantially increase the likelihood that the therapy will receive approval in the new indication, where it would be the first RNAi-based therapy. We believe the uniqueness of Alnylam’s pioneering scientific expertise and technology is evident from both its existing products, which provide meaningful value to previously underserved patient populations, as well as the numerous partnerships in which world-class global pharmaceutical companies and specialty competitors alike have sought to access its proprietary technology. With its approved therapies and substantial pipeline of significant late-stage clinical programs, we believe the company has now reached the point at which its existing therapies will continue to contribute positively and its subsequent innovations will shift its financial profile from that of an early-stage biotech company to a profitable business with normalized margins that is able to internally fund its ongoing growth needs. Over our long-term investment horizon, we believe the company can generate substantial revenue growth, while turning profitable and generating substantial cumulative free cash flow. We believe Alnylam’s market price continues to substantially undervalue the potential contribution from the company’s clinical-stage assets — which we believe is unsupported by the company’s established track record for producing genetically validated therapeutics. Further, while embedded expectations reflect some success for its currently marketed products, we believe the market is focused on short-term profitability while ignoring the platform the company has built, which we believe will serve as the basis for ongoing innovation over our long-term investment horizon and beyond. As a result, we believe the company is selling at a substantial discount to our estimate of its intrinsic value and offers a compelling reward-to-risk opportunity.

Monster Beverage is a leading marketer and distributor of energy drinks in the US and internationally. We believe Monster’s strong and sustainable competitive advantages include its iconic brands, the benefits of scale, and its strong entrepreneurial culture. A fund holding since inception, Monster reported strong sales growth during the period, but faced pressure on profitability due to materials cost inflation, increased logistics costs, and can shortages that have led the company to import cans. After losing market share to Red Bull in the US over the past several quarters, as reflected in channels measured by Nielsen, the company more recently returned to share gains and market share leadership, despite increasing pricing by 6% in September. Throughout the period the company performed consistently well in channels not measured by Nielsen, such as e-commerce and sales through Home Depot. Outside of the US, Monster continued to take market share and demonstrated impressive sales growth. While cost inflation has impacted the consumer packaged goods industry broadly, Monster has been reducing promotions and trade spending and may take further price increases in the US and internationally. Despite the near-term pressure on margins, we believe the company will benefit from margin expansion over the long term as it achieves greater scale in international markets. The global energy drink industry is effectively a duopoly, creating strong competitive advantages for Monster and Red Bull, which command a combined share of approximately 80% of the US market, and an estimated 50% of the $50 billion global energy drink market. Patiently built using non-traditional, grassroots marketing, Monster’s iconic brand is a competitive advantage so difficult to replicate that even Pepsi and Coca-Cola were unable to make meaningful inroads in the profitable and growing energy drink market, despite over a decade of effort and investments. In 2014, Monster entered a partnership with Coca-Cola in which Coca-Cola purchased a 16.7% stake in the company, and Monster became its exclusive energy drink partner. The partnership gives Monster access to Coca-Cola’s unmatched global distribution system, accelerating its pace of international expansion, and extending its benefits of scale. We believe that energy drinks are here to stay and that continued increases in per-capita consumption in international markets will drive secular growth over our investment horizon. We estimate Monster can grow in the mid-teens in international markets and at a mid-to-high single-digit rate in the US market over our long-term investment horizon. As the company continues to scale its business in international markets, we expect it will be able to increase cash flow growth, expand margins, and improve its return on invested capital. We trimmed the position during the period following strong relative price performance but continue to believe the shares embed expectations for revenue and free cash flow that are below our long-term expectations. As a result, we believe the shares are trading at a discount to our estimate of intrinsic value and offer an attractive reward-to-risk opportunity.

Meta Platforms and Amazon were the largest detractors during the period. Meta Platforms operates online social networking platforms that allow people to connect, share, and interact with friends and communities. With over 3.7 billion monthly users, 200 million businesses, and 10 million advertisers worldwide using its family of apps — Facebook, Messenger, WhatsApp, and Instagram — the scale and reach of Meta’s network is unrivaled. A fund holding since inception, Meta reported financial results during the period that were generally mixed with respect to consensus expectations. The company faced headwinds arising from privacy restrictions by Apple, the continuing impact of macro weakness on advertising spending, and a transition to a new product format — short-form video — where monetization is currently lower. Management previously addressed the changes by Apple, which it believes decreased the accuracy of Facebook’s ad targeting, increased the difficulty of measuring outcomes, and contributed to underreporting of successful conversions such as sales and app installs by approximately 15% in the third quarter of 2021. The company has already been investing in a number of solutions, including commerce tools to help businesses reach more customers and privacy-enhancing technologies, and believes it has closed a substantial portion of the measurement gap. Apple’s changes impact not just Meta, but the broader mobile advertising ecosystem. As a function of its competitive advantages, we believe Meta remains well positioned relative to its peers, and there are no changes to our assessment of the company’s quality or secular growth opportunities. Another near-term headwind is the company’s capital investments in and transition to a new product format — the short-form video.

|  6

NATIXIS U.S. EQUITY OPPORTUNITIES ETF

During our ownership of Meta, Facebook has gone through several product transitions. Each such transition first requires capital expenditures followed by a gradual revenue ramp-up, creating pressures on topline, margins, and earnings. Over time, the required investment decreases and revenues increase. Of note, the Instagram “Reels” product, launched in August 2020, is now Meta’s fastest growing content format and largest contributor to engagement. We believe this is a necessary cycle for maintaining sustainable competitive advantages and long-term growth. Finally, the company continues to invest significantly in its early-stage Reality Labs segment, which includes augmented and virtual reality products that the company views as building its long-term vision for the metaverse. While the company has incurred year-to-date operating expenses of $10.9 billion in the Reality Labs segment, the investment represented only one-third of the operating profit generated by the company’s highly profitable core business. Mark Zuckerberg has always managed the company with a long-term focus and strong strategic vision. Over the past ten years, Meta has spent over $90 billion on research and development and $80 billion on capital expenditures — a level of investment which few firms can match and which creates high barriers to entry for competitors. And while the successful development of a metaverse is not an explicit part of our investment thesis for Meta, given the potential size of the opportunity, which we estimate could impact over $1 trillion of spending over the long term, and Meta’s positioning with billions of users and hundreds of millions of businesses, we believe Meta’s current balanced approach to its forward-looking investments makes sense. We expect that corporations will continue to allocate an increasing proportion of their advertising spending online, and Meta remains one of very few platforms where advertisers can reach consumers at such scale in such a targeted and effective fashion. We believe Meta’s brands, network, and targeting advantage position the company to take increasing share of the industry’s profit pool and grow its market share from 6% currently to approximately 10% of the total global advertising market over our investment time horizon. On the basis of its core business alone, we believe the company is substantially undervalued, even accounting for elevated levels of investment. We took advantage of near-term market weakness to add to our position on multiple occasions during the year.

Online retailer Amazon offers millions of products — sold by Amazon or by third parties — with the value proposition to consumers of selection, price, and convenience. Amazon’s enterprise IT business, Amazon Web Services (AWS), offers a suite of secure, on-demand cloud-computing services, with a value proposition to clients of speed, agility, and savings. In both of its core markets, we believe Amazon possesses strong and sustainable competitive advantages that would be difficult for competitors to replicate. A segment holding since inception, Amazon reported fundamentally solid operating results that were generally above management’s guidance during the period. However, Amazon is facing short-term cost inflation that has contributed to over $10 billion of incremental expense over the past few quarters. While a portion of the additional expense is outside of Amazon’s direct control, including higher shipping, fuel, and labor costs, approximately two-thirds stems from Amazon’s strategic decision to invest in labor to make up for Covid-related employee absences, as well as investments undertaken to ensure that its fulfillment and transportation network remained unconstrained during the pandemic. And while expense pressures are expected to persist for the foreseeable future, Amazon expects them to decline over the coming quarters. Over time, we expect that Amazon will take steps to mitigate external cost inflation, and that it will realize greater productivity and fixed cost leverage from its investments in labor, fulfillment, and distribution. Despite a deceleration of revenue growth in its online retail business from the pandemic-enhanced prior year, we continue to believe Amazon is well positioned for durable long-term growth. Further, the company has added over 50 million Prime members over the past two years and is seeing strong growth in other businesses including AWS and advertising. Earlier in the year, the company announced it was increasing the price of Prime membership for the first time since 2018, which we believe reflects its pricing power and ability to offset cost inflation. These near-term challenges do not impact our long-term view of Amazon’s quality, growth, or the attractiveness of its reward-to-risk proposition. We believe Amazon is one of the best-positioned companies in e-commerce and enterprise IT — in each case addressing large, underpenetrated markets experiencing secular growth that is still in its early stages. We believe the current share price shows a lack of appreciation for Amazon’s significant long-term growth opportunities and the sustainability of its business model. As a result, we believe the company is selling at a significant discount to our estimate of intrinsic value and offers a compelling reward-to-risk opportunity.

7  |

Top Ten Holdings as of December 31, 2022

	Security Name	% of Net Assets
1	Alphabet, Inc., Class A	4.68%
2	Oracle Corp.	4.18
3	Amazon.com, Inc.	3.81
4	Netflix, Inc.	3.53
5	Salesforce, Inc.	2.87
6	KKR & Co., Inc.	2.76
7	Wells Fargo & Co.	2.54
8	Workday, Inc., Class A	2.44
9	EOG Resources, Inc.	2.37
10	Boeing Co. (The)	2.32

The portfolio is actively managed and holdings are subject to change. There is no guarantee the Fund continues to invest in the securities referenced. The holdings listed exclude any temporary cash investments, are presented on an individual security basis and do not represent holdings of the issuer.

Hypothetical Growth of $10,000 Investment4

September 17, 2020 (inception) through December 31, 2022

See notes to chart on page 9.

|  8

NATIXIS U.S. EQUITY OPPORTUNITIES ETF

Average Annual Total Returns — December 31, 20224

		Life of Fund (Inception 9/17/20)
			Expense Ratios[5]
	1 Year		Gross	Net
NAV[1]	-20.77%	5.55%	2.02%	0.85%
Market[1]	-20.87	5.54

Comparative Performance
S&P 500® Index[2]	-18.11	7.26
Russell 1000® Index[3]	-19.13	6.55

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit im.natixis.com. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem or sell their shares.

[1]

The NAV return is based on the NAV of the Fund, and the market return is based on the market price per share of the Fund, which is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. 9/17/20 represents the date trading of Fund shares commenced on the secondary market. 9/16/20 represents commencement of operations for accounting and financial reporting purposes only. NAV is used as a proxy for the opening market price on 9/17/20. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

[2]

S&P 500® Index is a widely recognized measure of U.S. stock market performance. It is an unmanaged index of 500 common stocks chosen for market size, liquidity, and industry group representation, among other factors. It also measures the performance of the large cap segment of the US equities market.

[3]

Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000® Index represents approximately 92% of the U.S. market and is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to ensure new and growing equities are reflected.

[4]	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

[5]

Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense limitations set to expire on 4/30/26. When a Fund’s expenses are below the limitation, gross and net expense ratios will be the same. See Note 6 of the Notes to Financial Statements for more information about the Fund’s expense limitations.

9  |

NATIXIS VAUGHAN NELSON MID CAP ETF

Managers	NYSE Arca: VNMC

Dennis G. Alff, CFA®

Chad D. Fargason, PhD

Chris D. Wallis, CFA®, CPA

Vaughan Nelson Investment Management, L.P.

Investment Goal

The Fund seeks long-term capital appreciation.

Market Conditions

During the fiscal year ended December 31, 2022, equity market performance was initially defined by Russia’s invasion of Ukraine and NATO’s sharp response. These events further supported inflationary pressures and weighed on future economic growth.

The US Federal Reserve (Fed) raised the fed funds rate, kicking off the first Fed hiking cycle since 2018. The high inflation environment proved stickier than expected. With inflation elevated, the cost of capital rising, liquidity conditions deteriorating, and earnings estimates set for negative revisions, heightened equity market volatility led to further downside.

As we moved through the summer months, risk assets continued to be pressured by accelerating inflationary pressures, decelerating economic growth, and tightening financial conditions. Inflationary pressures in the US moved from goods to services and housing, in the form of owners’ equivalent rent — the amount a property owner would have to pay in rent to equal their cost of ownership. The yield curve flattened with the M2 money supply decelerating. M2 measures liquid assets such as savings, checking and money market accounts. The rapid slowdown in economic growth and tightening financial conditions are creating a recessionary environment in the US, Europe, and most export-led economies.

Exceptional US dollar strength drove markets as the Fed dramatically tightened financial conditions by increasing interest rates and aggressively shrinking its balance sheet. The strong US dollar accelerated the exportation of US inflation to the rest of the world, forcing nearly all global central banks to follow the Fed in raising interest rates. Tighter financial conditions forced global equity and fixed income markets to reduce investment positions and leverage, driving nearly all asset classes lower.

The fourth quarter recovery in equity markets was driven by peaking inflationary conditions and the rapid increase in non-US interest rates relative to US interest rates, which triggered a broad-based decline in the US dollar. The 2022 bear market in equities reflects the impact of higher interest rates increasing the cost of capital, and thereby decreasing equity valuations.

Performance Results

For the 12 months ended December 31, 2022, the Natixis Vaughan Nelson Mid Cap ETF returned -10.64% at net asset value. The Fund outperformed its benchmark, the Russell Midcap® Value Index, which returned -12.03%.

Explanation of Fund Performance

The Fund outperformed on a relative basis during the period.

The largest contributor was industrials, driven by security selection. WillScot Mobile Mini Holdings Corp. Class A was the top name in the sector. WillScot beat and raised earnings throughout the year and benefited from its initiatives in value-added products. Selection within consumer services assisted, with performance led by Nexstar Media Group, Inc. Nexstar benefited due to its strong free cash flow generation in a market where investors sought value and cash flow.

The Fund was void of real estate companies throughout 2022. This benefited the portfolio, as real estate was an underperforming sector. Information Technology was an outperforming sector, with Motorola Solutions, Inc. the top name. Motorola continued its beat and raise cycle with defensible end markets and a margin expansion story.

Selection within consumer discretionary, specifically Aramark, bolstered the Fund. Aramark’s sales initiatives are beginning to bear fruit, and the market has become optimistic that margin expansion can follow. Financials contributed to the Fund’s outperformance, with Reinsurance Group of America, Incorporated (RGA) the top name. RGA outperformed as Covid headwinds are beginning to abate for the company. An overweight to utilities, an outperforming sector, added to relative performance.

The largest detracting sector was healthcare, with Aveanna Healthcare Holdings Inc the most impaired name. Aveanna continued to experience both sales and margin pressure due to labor constraints. Selection within materials hurt performance, with Crown Holdings, Inc. the worst relative performer. Crown suffered as sales struggled to surpass the surge resulting from Covid. Margins were

|  10

NATIXIS VAUGHAN NELSON MID CAP ETF

under pressure due to higher-cost inventory, foreign exchange and rising interest rates. Energy’s selection detracted with Southwestern Energy Company the weakest name. Southwestern underperformed as natural gas prices fell back down as fears of being undersupplied abated. A warmer start to winter was a contributor. An underweight to consumer staples, an outperforming sector, weighed on the Fund’s performance.

Outlook

With the current level of interest rates and expiring monetary and fiscal stimulus, we anticipate that by third quarter 2023, the trajectory of inflation will be on pace to meet the Fed’s inflation target. However, we anticipate the tighter financial conditions and expiring monetary and fiscal stimulus will lead to an earnings recession and likely an economic recession. Should weakening economic and financial conditions force policy makers to restimulate the economy, we could see inflationary pressures begin to reaccelerate.

Top Ten Holdings as of December 31, 2022

	Security Name	% of Net Assets
1	WillScot Mobile Mini Holdings Corp.	3.98%
2	Vistra Corp.	3.37
3	Motorola Solutions, Inc.	3.24
4	Nexstar Media Group, Inc., Class A	3.11
5	FactSet Research Systems, Inc.	2.90
6	AmerisourceBergen Corp.	2.85
7	Republic Services, Inc.	2.70
8	Allstate Corp. (The)	2.66
9	AMETEK, Inc.	2.64
10	Nasdaq, Inc.	2.60

The portfolio is actively managed and holdings are subject to change. There is no guarantee the Fund continues to invest in the securities referenced. The holdings listed exclude any temporary cash investments, are presented on an individual security basis and do not represent holdings of the issuer.

Hypothetical Growth of $10,000 Investment3

September 17, 2020 (inception) through December 31, 2022

11  |

Average Annual Total Returns — December 31, 20223

		Life of Fund (Inception 9/17/20)
			Expense Ratios[4]
	1 Year		Gross	Net
NAV[1]	-10.64%	11.79%	2.37%	0.85%
Market[1]	-10.76	11.76

Comparative Performance
Russell Midcap® Value Index[2]	-12.03	12.76

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit im.natixis.com. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem or sell their shares.

[1]

The NAV return is based on the NAV of the Fund, and the market return is based on the market price per share of the Fund, which is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. 9/17/20 represents the date trading of Fund shares commenced on the secondary market. 9/16/20 represents commencement of operations for accounting and financial reporting purposes only. NAV is used as a proxy for the opening market price on 9/17/20. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

[2]

Russell Midcap® Value Index is an unmanaged index that measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

[3]	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

[4]

Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense limitations set to expire on 4/30/25. When a Fund’s expenses are below the limitation, gross and net expense ratios will be the same. See Note 6 of the Notes to Financial Statements for more information about the Fund’s expense limitations.

|  12

NATIXIS VAUGHAN NELSON SELECT ETF

Managers	NYSE Arca: VNSE

Scott J. Weber, CFA®

Chris D. Wallis, CFA®, CPA

Vaughan Nelson Investment Management, L.P.

Investment Goal

The Fund seeks long-term capital appreciation.

Market Conditions

During the fiscal year ended December 31, 2022, equity market performance was initially defined by Russia’s invasion of Ukraine and NATO’s sharp response. These events further supported inflationary pressures and weighed on future economic growth.

The US Federal Reserve (Fed) raised the fed funds rate, kicking off the first Fed hiking cycle since 2018. The high inflation environment proved stickier than expected. With inflation elevated, the cost of capital rising, liquidity conditions deteriorating, and earnings estimates set for negative revisions, heightened equity market volatility led to further downside.

As we moved through the summer months, risk assets continued to be pressured by accelerating inflationary pressures, decelerating economic growth, and tightening financial conditions. Inflationary pressures in the US moved from goods to services and housing, in the form of owners’ equivalent rent — the amount a property owner would have to pay in rent to equal their cost of ownership. The yield curve flattened with the M2 money supply decelerating. M2 measures liquid assets such as savings, checking and money market accounts. The rapid slowdown in economic growth and tightening financial conditions are creating a recessionary environment in the US, Europe, and most export-led economies.

Exceptional US dollar strength drove markets as the Fed dramatically tightened financial conditions by increasing interest rates and aggressively shrinking its balance sheet. The strong US dollar accelerated the exportation of US inflation to the rest of the world, forcing nearly all global central banks to follow the Fed in raising interest rates. Tighter financial conditions forced global equity and fixed income markets to reduce investment positions and leverage, driving nearly all asset classes lower.

The fourth quarter recovery in equity markets was driven by peaking inflationary conditions and the rapid increase in non-US interest rates relative to US interest rates, which triggered a broad-based decline in the US dollar. The 2022 bear market in equities reflects the impact of higher interest rates increasing the cost of capital, and thereby decreasing equity valuations.

Performance Results

For the 12 months ended December 31, 2022, shares of the Vaughan Nelson Select ETF returned -16.59% at net asset value. The Fund outperformed its benchmark, the S&P 500® Index, which returned -18.11%.

Explanation of Fund Performance

The Fund outperformed on a relative basis during the period. Information technology was the top relative performing sector for the Fund due to a strong year from Jack Henry & Associates, Inc., where the company benefited from its stable, growing, defensive business and a relatively strong end market. An underweight to the challenged consumer discretionary helped on a relative basis.

In financials the Fund experienced positive attribution, with Aon Plc Class A leading the way with strong organic growth due to the positive pricing backdrop experienced by insurers and continued margin expansion from the execution of their new single operating platform across the business. An overweight to materials, an outperforming sector, helped on a relative basis. An underweight to communication services, an underperforming sector, bolstered performance. Both an underweight to and security selection within real estate aided relative performance. Prologis, Inc. was the top performer due to strong pricing growth and strategic capital allocation. Low vacancy rates and higher inflation should lead to high lease marks-to-market over time, and the company is adding ancillary services to enhance the value of their offering. Finally, an overweight utilities position, an outperforming sector, helped throughout the fiscal year.

The largest detractor was industrials, driven by security selection. Saia, Inc. drove the underperformance due largely to concerns around the macro cycle. We expect their investments building out their national network for the LTL (less-than-truckload) market to improve margins in the company over time.

Selection within consumer staples detracted, with the largest underperformance led by McCormick & Company, Incorporated, which struggled with inflationary costs and supply chain pressures. The supply chain issues should prove to be temporary, and pricing actions by the company will recoup margin over time as inflation slows down. Healthcare was a slightly negative relative sector for the Fund,

13  |

and Masimo Corporation was the largest detractor from performance due to management’s misallocation of capital and high valuation. An underweight to energy, the top performing sector, detracted from relative performance.

Outlook

With the current level of interest rates and expiring monetary and fiscal stimulus, we anticipate that by third quarter 2023, the trajectory of inflation will be on pace to meet the Fed’s inflation target. However, we anticipate the tighter financial conditions and expiring monetary and fiscal stimulus will lead to an earnings recession and likely an economic recession. Should weakening economic and financial conditions force policy makers to restimulate the economy, we could see inflationary pressures begin to reaccelerate.

Top Ten Holdings as of December 31, 2022

	Security Name	% of Net Assets
1	NextEra Energy, Inc.	5.76%
2	Wheaton Precious Metals Corp.	5.36
3	Dollar General Corp.	5.34
4	Sherwin-Williams Co. (The)	5.24
5	Danaher Corp.	4.95
6	Intercontinental Exchange, Inc.	4.82
7	Microsoft Corp.	4.76
8	McCormick & Co., Inc.	4.48
9	Clorox Co. (The)	4.43
10	Motorola Solutions, Inc.	4.42

The portfolio is actively managed and holdings are subject to change. There is no guarantee the Fund continues to invest in the securities referenced. The holdings listed exclude any temporary cash investments, are presented on an individual security basis and do not represent holdings of the issuer.

Hypothetical Growth of $10,000 Investment3

September 17, 2020 (inception) through December 31, 2022

See notes to chart on page 15.

|  14

NATIXIS VAUGHAN NELSON SELECT ETF

Average Annual Total Returns — December 31, 20223

		Life of Fund (Inception 9/17/20)
			Expense Ratios[4]
	1 Year		Gross	Net
NAV[1]	-16.59%	11.57%	3.05%	0.80%
Market[1]	-16.68	11.56

Comparative Performance
S&P 500® Index[2]	-18.11	7.26

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit im.natixis.com. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem or sell their shares.

[1]

The NAV return is based on the NAV of the Fund, and the market return is based on the market price per share of the Fund, which is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. 9/17/20 represents the date trading of Fund shares commenced on the secondary market. 9/16/20 represents commencement of operations for accounting and financial reporting purposes only. NAV is used as a proxy for the opening market price on 9/17/20. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

[2]

S&P 500® Index is a widely recognized measure of U.S. stock market performance. It is an unmanaged index of 500 common stocks chosen for market size, liquidity, and industry group representation, among other factors. It also measures the performance of the large cap segment of the US equities market.

[3]	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

[4]

Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense limitations set to expire on 4/30/25. When a Fund’s expenses are below the limitation, gross and net expense ratios will be the same. See Note 6 of the Notes to Financial Statements for more information about the Fund’s expense limitations.

15  |

ADDITIONAL INFORMATION

The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers’ views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because the Fund is actively managed, there is no assurance that they will continue to invest in the securities or industries mentioned.

All investing involves risk, including the risk of loss. There is no assurance that any investment will meet its performance objectives or that losses will be avoided.

ADDITIONAL INDEX INFORMATION

This document may contain references to third party copyrights, indexes, and trademarks, each of which is the property of its respective owner. Such owner is not affiliated with Natixis Investment Managers or any of its related or affiliated companies (collectively “Natixis Affiliates”) and does not sponsor, endorse or participate in the provision of any Natixis Affiliates services, funds or other financial products.

The index information contained herein is derived from third parties and is provided on an “as is” basis. The user of this information assumes the entire risk of use of this information. Each of the third party entities involved in compiling, computing or creating index information disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to such information.

PROXY VOTING INFORMATION

A description of the Funds’ proxy voting policies and procedures is available without charge, upon request, by calling 800-458-7452; through the Funds’ website at im.natixis.com; and on the Securities and Exchange Commission’s (SEC) website at www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available from the Natixis Funds’ website and the SEC’s website.

QUARTERLY PORTFOLIO SCHEDULES

The Natixis Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Funds’ Form N-PORT reports are available on the SEC’s website at www.sec.gov. First and third quarter schedules of portfolio holdings are also available at im.natixis.com/funddocuments. A hard copy may be requested from the Fund at no charge by calling 800-225-5478.

CFA® and Chartered Financial Analyst® are registered trademarks owned by the CFA Institute.

|  16

UNDERSTANDING FUND EXPENSES

As a shareholder, you incur two types of costs: (1) transaction costs, which may include creation and redemption fees and brokerage charges, and (2) ongoing costs, including management fees and other fund expenses. These ongoing costs are described in more detail in the Fund’s prospectus. The following examples are intended to help you understand the ongoing costs of investing in the Fund and help you compare these with the ongoing costs of investing in other funds.

The first line in the table shows the actual account values and actual Fund expenses you would have paid on a $1,000 investment in the Fund from July 1, 2022 through December 31, 2022. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 = 8.60) and multiply the result by the number in the Expenses Paid During Period column as shown below for your class.

The second line in the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs, such as brokerage commissions on purchases and sales of Fund shares. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

NATIXIS LOOMIS SAYLES SHORT DURATION INCOME ETF	BEGINNING ACCOUNT VALUE 7/1/2022	ENDING ACCOUNT VALUE 12/31/2022	EXPENSES PAID DURING PERIOD* 7/1/2022 – 12/31/2022
Actual	$1,000.00	$1,001.60	$1.92
Hypothetical (5% return before expenses)	$1,000.00	$1,023.29	$1.94

The chart above represents historical performance of a hypothetical investment of $1,000 in the fund for the most recent six-month period. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

*

Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement) of 0.38%, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), divided by 365 (to reflect the half-year period).

NATIXIS U.S. EQUITY OPPORTUNITIES ETF	BEGINNING ACCOUNT VALUE 7/1/2022	ENDING ACCOUNT VALUE 12/31/2022	EXPENSES PAID DURING PERIOD* 7/1/2022 – 12/31/2022
Actual	$1,000.00	$1,048.60	$4.39
Hypothetical (5% return before expenses)	$1,000.00	$1,020.92	$4.33

The chart above represents historical performance of a hypothetical investment of $1,000 in the fund for the most recent six-month period. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

*

Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement) of 0.85%, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), divided by 365 (to reflect the half-year period).

17  |

NATIXIS VAUGHAN NELSON MID CAP ETF	BEGINNING ACCOUNT VALUE 7/1/2022	ENDING ACCOUNT VALUE 12/31/2022	EXPENSES PAID DURING PERIOD* 7/1/2022 – 12/31/2022
Actual	$1,000.00	$1,045.00	$4.38
Hypothetical (5% return before expenses)	$1,000.00	$1,020.92	$4.33

The chart above represents historical performance of a hypothetical investment of $1,000 in the fund for the most recent six-month period. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

*

Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement) of 0.85%, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), divided by 365 (to reflect the half-year period).

NATIXIS VAUGHAN NELSON SELECT ETF	BEGINNING ACCOUNT VALUE 7/1/2022	ENDING ACCOUNT VALUE 12/31/2022	EXPENSES PAID DURING PERIOD* 7/1/2022 – 12/31/2022
Actual	$1,000.00	$1,016.50	$4.07
Hypothetical (5% return before expenses)	$1,000.00	$1,021.17	$4.08

The chart above represents historical performance of a hypothetical investment of $1,000 in the fund for the most recent six-month period. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

*

Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement) of 0.80%, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), divided by 365 (to reflect the half-year period).

|  18

Portfolio of Investments – as of December 31, 2022

Natixis Loomis Sayles Short Duration Income ETF

Principal Amount	Description	Value (†)
Bonds and Notes — 98.7% of Net Assets
	ABS Car Loan — 15.0%
$30,000	Ally Auto Receivables Trust, Series 2022-3,Class A3, 5.070%, 4/15/2027	$30,104
6,120	American Credit Acceptance Receivables Trust, Series 2020-4, Class C, 1.310%, 12/14/2026, 144A	6,007
15,919	American Credit Acceptance Receivables Trust, Series 2021-3, Class B, 0.660%, 2/13/2026, 144A	15,862
80,000	American Credit Acceptance Receivables Trust, Series 2021-3, Class C, 0.980%, 11/15/2027, 144A	77,872
61,335	American Credit Acceptance Receivables Trust, Series 2022-1, Class A, 0.990%, 12/15/2025, 144A	60,901
20,000	American Credit Acceptance Receivables Trust, Series 2022-4, Class C, 7.860%, 2/15/2029, 144A	20,253
814	AmeriCredit Automobile Receivables Trust, Series 2021-2, Class A2, 0.260%, 11/18/2024	812
20,000	AmeriCredit Automobile Receivables Trust, Series 2021-2, Class B, 0.690%, 1/19/2027	18,753
55,000	AmeriCredit Automobile Receivables Trust, Series 2021-3, Class C, 1.410%, 8/18/2027	49,522
85,000	AmeriCredit Automobile Receivables Trust, Series 2022-1, Class B, 2.770%, 4/19/2027	80,909
40,000	AmeriCredit Automobile Receivables Trust, Series 2022-2, Class A3, 4.380%, 4/18/2028	39,366
100,000	Avis Budget Rental Car Funding AESOP LLC, Series 2019-2A, Class A, 3.350%, 9/22/2025, 144A	96,618
105,000	Avis Budget Rental Car Funding AESOP LLC, Series 2022-5A, Class A, 6.120%, 4/20/2027	106,785
88,964	Canadian Pacer Auto Receivables Trust, Series 2021-1A, Class A3, 0.500%, 10/20/2025, 144A	85,765
95,000	Capital One Prime Auto Receivables Trust, Series 2022-2, Class A2A, 3.740%, 9/15/2025	94,000
2,213	CarMax Auto Owner Trust, Series 2019-3, Class A3, 2.180%, 8/15/2024	2,204
14,841	CarMax Auto Owner Trust, Series 2021-1, Class A3, 0.340%, 12/15/2025	14,347
24,798	CarMax Auto Owner Trust, Series 2021-3, Class A2A, 0.290%, 9/16/2024	24,669
135,000	CarMax Auto Owner Trust, Series 2021-3, Class A3, 0.550%, 6/15/2026	128,281
13,970	Carvana Auto Receivables Trust, Series 2020-P1, Class A3, 0.440%, 6/09/2025	13,786
7,500	Carvana Auto Receivables Trust, Series 2021-N2, Class B, 0.750%, 3/10/2028	6,825
30,000	Carvana Auto Receivables Trust, Series 2021-N4, Class C, 1.720%, 9/11/2028	28,637
85,000	Carvana Auto Receivables Trust, Series 2021-P3, Class A3, 0.700%, 11/10/2026	79,374
130,000	Carvana Auto Receivables Trust, Series 2021-P4, Class A3, 1.310%, 1/11/2027	121,660
21,072	CIG Auto Receivables Trust, Series 2021-1A, Class A, 0.690%, 4/14/2025, 144A	20,727
1,018	Drive Auto Receivables Trust, Series 2021-1, Class B, 0.650%, 7/15/2025	1,017
51,620	Drive Auto Receivables Trust, Series 2021-2, Class B, 0.580%, 12/15/2025	50,970
50,000	Drive Auto Receivables Trust, Series 2021-3, Class B, 1.110%, 5/15/2026	48,616
12,297	DT Auto Owner Trust, Series 2020-2A, Class C, 3.280%, 3/16/2026, 144A	12,135
35,000	DT Auto Owner Trust, Series 2020-3A, Class C, 1.470%, 6/15/2026, 144A	33,862
25,000	DT Auto Owner Trust, Series 2021-2A, Class B, 0.810%, 1/15/2027, 144A	24,533
	ABS Car Loan — continued
$32,446	DT Auto Owner Trust, Series 2021-3A, Class A, 0.330%, 4/15/2025, 144A	$32,164
50,000	DT Auto Owner Trust, Series 2021-4A, Class C, 1.500%, 9/15/2027, 144A	46,057
50,000	DT Auto Owner Trust, Series 2022-3A, Class B, 6.740%, 7/17/2028	50,690
63,453	Enterprise Fleet Financing LLC, Series 2021-2, Class A2, 0.480%, 5/20/2027, 144A	59,945
8,219	Exeter Automobile Receivables Trust, Series 2020-2A, Class C, 3.280%, 5/15/2025, 144A	8,180
15,441	Exeter Automobile Receivables Trust, Series 2020-3A, Class C, 1.320%, 7/15/2025	15,267
13,011	Exeter Automobile Receivables Trust, Series 2021-2A, Class B, 0.570%, 9/15/2025	12,923
80,000	Exeter Automobile Receivables Trust, Series 2021-4A, Class B, 1.050%, 5/15/2026	78,040
70,000	Exeter Automobile Receivables Trust, Series 2022-3A, Class B, 4.860%, 12/15/2026	69,084
50,000	Exeter Automobile Receivables Trust, Series 2022-4A, Class A3, 4.330%, 2/17/2026	49,602
80,000	Exeter Automobile Receivables Trust, Series 2022-5A, Class B, 5.970%, 3/15/2027	79,845
25,000	Exeter Automobile Receivables Trust, Series 2022-6A, Class B, 6.030%, 8/16/2027	25,030
3,452	First Investors Auto Owner Trust, Series 2021-1A, Class A, 0.450%, 3/16/2026, 144A	3,410
90,000	First Investors Auto Owner Trust, Series 2022-1A, Class C, 3.130%, 5/15/2028, 144A	84,020
7,876	Flagship Credit Auto Trust, Series 2020-2, Class C, 3.800%, 4/15/2026, 144A	7,781
15,000	Flagship Credit Auto Trust, Series 2020-4, Class C, 1.280%, 2/16/2027, 144A	14,123
4,943	Flagship Credit Auto Trust, Series 2021-1, Class A, 0.310%, 6/16/2025, 144A	4,923
30,000	Flagship Credit Auto Trust, Series 2021-2, Class B, 0.930%, 6/15/2027, 144A	28,561
65,000	Flagship Credit Auto Trust, Series 2021-2, Class C, 1.270%, 6/15/2027, 144A	60,273
147,839	Flagship Credit Auto Trust, Series 2022-1, Class A, 1.790%, 10/15/2026, 144A	142,628
80,000	Flagship Credit Auto Trust, Series 2022-3, Class A3, 4.550%, 4/15/2027, 144A	78,856
110,000	Flagship Credit Auto Trust, Series 2022-4, Class A3, 6.320%, 6/15/2027	110,753
42,150	Ford Credit Auto Owner Trust, Series 2021-A, Class A3, 0.300%, 8/15/2025	40,943
105,000	Foursight Capital Automobile Receivables Trust, Series 2021-2, Class A3, 0.810%, 5/15/2026, 144A	102,204
120,000	Foursight Capital Automobile Receivables Trust, Series 2022-2, Class A2, 4.490%, 3/16/2026, 144A	118,916
105,000	GLS Auto Receivables Issuer Trust, Series 2021-4A, Class B, 1.530%, 4/15/2026, 144A	100,422
69,383	GM Financial Automobile Leasing Trust, Series 2021-1, Class A3, 0.260%, 2/20/2024	68,989
57,473	GM Financial Automobile Leasing Trust, Series 2021-2, Class A3, 0.340%, 5/20/2024	56,636
72,234	GM Financial Automobile Leasing Trust, Series 2022-2, Class A2, 2.930%, 10/21/2024	71,383
13,879	GM Financial Consumer Automobile Receivables Trust, Series 2021-1, Class A3, 0.350%, 10/16/2025	13,421
26,043	GM Financial Consumer Automobile Receivables Trust, Series 2021-3, Class A2, 0.210%, 8/16/2024	25,926
25,149	GM Financial Consumer Automobile Receivables Trust, Series 2021-4, Class A2, 0.280%, 11/18/2024	24,895

See accompanying notes to financial statements.

19  |

Portfolio of Investments – as of December 31, 2022

Natixis Loomis Sayles Short Duration Income ETF – (continued)

Principal Amount	Description	Value (†)
	ABS Car Loan — continued
$48,873	GM Financial Consumer Automobile Receivables Trust, Series 2022-2, Class A2, 2.520%, 5/16/2025	$48,176
2,643	Harley-Davidson Motorcycle Trust, Series 2020-A, Class A3, 1.870%, 10/15/2024	2,636
22,252	Harley-Davidson Motorcycle Trust, Series 2021-A, Class A3, 0.370%, 4/15/2026	21,662
16,185	Harley-Davidson Motorcycle Trust, Series 2022-A, Class A2A, 2.450%, 5/15/2025	16,035
40,917	Honda Auto Receivables Owner Trust, Series 2020-2, Class A3, 0.820%, 7/15/2024	40,316
35,111	Honda Auto Receivables Owner Trust, Series 2020-3, Class A3, 0.370%, 10/18/2024	34,314
21,037	Honda Auto Receivables Owner Trust, Series 2021-1, Class A3, 0.270%, 4/21/2025	20,384
865	Hyundai Auto Lease Securitization Trust, Series 2021-B, Class A2, 0.190%, 10/16/2023, 144A	864
20,328	Hyundai Auto Receivables Trust, Series 2021-B, Class A2, 0.240%, 5/15/2024	20,242
19,388	Mercedes-Benz Auto Lease Trust, Series 2021-B, Class A2, 0.220%, 1/16/2024	19,337
60,000	Mercedes-Benz Auto Lease Trust, Series 2021-B, Class A3, 0.400%, 11/15/2024	58,339
100,000	NextGear Floorplan Master Owner Trust, Series 2020-1A, Class A2, 1.550%, 2/15/2025, 144A	99,599
145,000	NextGear Floorplan Master Owner Trust, Series 2021-1A, Class A, 0.850%, 7/15/2026, 144A	135,553
425	Nissan Auto Lease Trust, Series 2020-B, Class A3, 0.430%, 10/16/2023	425
28,121	Nissan Auto Lease Trust, Series 2021-A, Class A2, 0.300%, 12/15/2023	28,033
16,780	Nissan Auto Receivables Owner Trust, Series 2021-A, Class A2, 0.160%, 2/15/2024	16,744
130,000	OneMain Direct Auto Receivables Trust, Series 2022-1A, Class A2, 30-day Average SOFR + 1.600%, 5.407%, 3/14/2029, 144A(a)	129,615
25,000	PenFed Auto Receivables Owner Trust, Series 2022-A, Class A4, 4.180%, 12/15/2028, 144A	24,281
47,321	Prestige Auto Receivables Trust, Series 2020-1A, Class C, 1.310%, 11/16/2026, 144A	46,968
45,000	Prestige Auto Receivables Trust, Series 2021-1A, Class C, 1.530%, 2/15/2028, 144A	40,829
25,000	Santander Consumer Auto Receivables Trust, Series 2020-AA, Class C, 3.710%, 2/17/2026, 144A	24,687
28,775	Santander Drive Auto Receivables Trust, Series 2020-3, Class C, 1.120%, 1/15/2026	28,514
25,085	Santander Drive Auto Receivables Trust, Series 2020-4, Class C, 1.010%, 1/15/2026	24,832
71,192	Santander Drive Auto Receivables Trust, Series 2021-3, Class B, 0.600%, 12/15/2025	70,658
80,000	Santander Drive Auto Receivables Trust, Series 2022-3, Class B, 4.130%, 8/16/2027	78,046
135,000	Santander Drive Auto Receivables Trust, Series 2022-4, Class B, 4.420%, 11/15/2027	131,999
25,000	Santander Drive Auto Receivables Trust, Series 2022-7, Class A3, 5.750%, 4/15/2027	25,139
13,388	Santander Retail Auto Lease Trust, Series 2021-B, Class A2, 0.310%, 1/22/2024, 144A	13,363
160,000	Santander Retail Auto Lease Trust, Series 2021-B, Class A3, 0.510%, 8/20/2024, 144A	155,380
25,048	Santander Retail Auto Lease Trust, Series 2022-A, Class A2, 0.970%, 3/20/2025, 144A	24,328
95,000	Toyota Auto Receivables Owner Trust, Series 2021-C, Class A3, 0.430%, 1/15/2026	90,089
	ABS Car Loan — continued
$125,000	Toyota Lease Owner Trust, Series 2021-B, Class A3, 0.420%, 10/21/2024, 144A	$121,516
55,000	United Auto Credit Securitization Trust, Series 2022-1, Class B, 2.100%, 3/10/2025, 144A	54,170
55,000	United Auto Credit Securitization Trust, Series 2022-2, Class C, 5.810%, 5/10/2027, 144A	54,253
210,000	Volkswagen Auto Loan Enhanced Trust, Series 2021-1, Class A3, 1.020%, 6/22/2026	198,951
19,235	Westlake Automobile Receivables Trust, Series 2020-2A, Class C, 2.010%, 7/15/2025, 144A	19,027
15,000	Westlake Automobile Receivables Trust, Series 2020-3A, Class C, 1.240%, 11/17/2025, 144A	14,616
19,000	Westlake Automobile Receivables Trust, Series 2021-2A, Class A2A, 0.320%, 4/15/2025, 144A	18,800
45,000	Westlake Automobile Receivables Trust, Series 2021-2A, Class B, 0.620%, 7/15/2026, 144A	43,439
115,000	Westlake Automobile Receivables Trust, Series 2021-3A, Class C, 1.580%, 1/15/2027, 144A	107,616
65,000	World Omni Auto Receivables Trust, Series 2021-B, Class A3, 0.420%, 6/15/2026	62,343
17,288	World Omni Auto Receivables Trust, Series 2021-C, Class A2, 0.220%, 9/16/2024	17,207
105,000	World Omni Auto Receivables Trust, Series 2022-D, Class A2A, 5.510%, 3/16/2026	105,232
16,050	World Omni Automobile Lease Securitization Trust, Series 2021-A, Class A2, 0.210%, 4/15/2024	16,027
30,000	World Omni Automobile Lease Securitization Trust, Series 2022-A, Class A3, 3.210%, 2/18/2025	29,356
9,932	World Omni Select Auto Trust, Series 2020-A, Class A3, 0.550%, 7/15/2025	9,853
40,000	World Omni Select Auto Trust, Series 2021-A, Class B, 0.850%, 8/16/2027	37,111

		5,461,966

	ABS Credit Card — 0.7%
170,000	Capital One Multi-Asset Execution Trust, Series 2021-A1, Class A1, 0.550%, 7/15/2026	159,182
125,000	Mercury Financial Credit Card Master Trust, Series 2022-1A, Class A, 2.500%, 9/21/2026, 144A	115,811

		274,993

	ABS Other — 2.3%
33,578	CNH Equipment Trust, Series 2021-B, Class A2, 0.220%, 8/15/2024	33,463
100,000	Daimler Trucks Retail Trust, Series 2022-1, Class A2, 5.070%, 9/16/2024	99,824
21,569	DLLAA LLC, Series 2021-1A, Class A2, 0.360%, 5/17/2024, 144A	21,478
85,000	Enterprise Fleet Financing LLC, Series 2022-4, Class A2, 5.760%, 10/22/2029, 144A	85,154
100,000	FREED ABS Trust, Series 2022-4FP, Class B, 7.580%, 12/18/2029, 144A	99,673
24,441	HPEFS Equipment Trust, Series 2021-2A, Class AC, 0.300%, 9/20/2028, 144A	24,361
67,721	Kubota Credit Owner Trust, Series 2021-2A, Class A2, 0.260%, 6/17/2024, 144A	66,758
49,510	OneMain Financial Issuance Trust, Series 2020-1A, Class A, 3.840%, 5/14/2032, 144A	49,149
220,000	OneMain Financial Issuance Trust, Series 2022-S1, Class A, 4.130%, 5/14/2035, 144A	207,429
110,000	SCF Equipment Leasing LLC, Series 2022-1A, Class A3, 2.920%, 7/20/2029, 144A	103,513
60,000	Verizon Master Trust, Series 2022-5, Class A1A, 3.720%, 7/20/2027(b)	59,031

		849,833

See accompanying notes to financial statements.

|  20

Portfolio of Investments – as of December 31, 2022

Natixis Loomis Sayles Short Duration Income ETF – (continued)

Principal Amount	Description	Value (†)
	ABS Student Loan — 0.3%
$130,089	Navient Private Education Refi Loan Trust, Series 2021-EA, Class A, 0.970%, 12/16/2069, 144A	$109,962

	Aerospace & Defense — 0.1%
20,000	Boeing Co. (The), 4.875%, 5/01/2025	19,847
20,000	Huntington Ingalls Industries, Inc., 3.844%, 5/01/2025	19,324
2,000	Raytheon Technologies Corp., 3.650%, 8/16/2023	1,983

		41,154

	Agency Commercial Mortgage-Backed Securities — 0.1%
17,477	FHLMC Multifamily Structured Pass Through Certificates, Series KF81, Class AL, 1-month LIBOR + 0.360%, 4.502%, 6/25/2027(a)	17,179
12,710	FHLMC Multifamily Structured Pass Through Certificates, Series KF81, Class AS, 30-day Average SOFR + 0.400%, 4.125%, 6/25/2027(a)	12,559
183	FHLMC Multifamily Structured Pass Through Certificates, Series KJ28, Class A1, 1.766%, 2/25/2025	181

		29,919

	Airlines — 0.2%
55,000	Southwest Airlines Co., 5.250%, 5/04/2025	55,204
15,000	United Airlines, Inc., 4.375%, 4/15/2026, 144A	13,904

		69,108

	Automotive — 1.5%
40,000	American Honda Finance Corp., MTN, 0.650%, 9/08/2023	38,854
35,000	American Honda Finance Corp., MTN, 2.250%, 1/12/2029	30,019
55,000	BMW U.S. Capital LLC, 3.450%, 4/12/2023, 144A	54,756
145,000	General Motors Financial Co., Inc., 6.050%, 10/10/2025	147,486
25,000	Harley-Davidson Financial Services, Inc., 3.350%, 6/08/2025, 144A	23,301
75,000	Hyundai Capital America, 0.875%, 6/14/2024, 144A	69,953
40,000	Hyundai Capital America, 2.375%, 2/10/2023, 144A	39,910
25,000	PACCAR Financial Corp., MTN, 1.900%, 2/07/2023	24,927
115,000	Toyota Motor Credit Corp., 5.450%, 11/10/2027	117,576

		546,782

	Banking — 14.6%
100,000	Ally Financial, Inc., 4.750%, 6/09/2027	93,732
80,000	Ally Financial, Inc., 7.100%, 11/15/2027	81,389
60,000	American Express Co., 5.850%, 11/05/2027	62,462
60,000	Bank of America Corp., (fixed rate to 11/10/2027, variable rate thereafter), 6.204%, 11/10/2028	61,948
110,000	Bank of America Corp., (fixed rate to 4/02/2025, variable rate thereafter), MTN, 3.384%, 4/02/2026	105,054
35,000	Bank of Montreal, SOFR Index + 0.350%, 4.623%, 12/08/2023(a)	34,874
115,000	Bank of Montreal, Series H, MTN, 4.700%, 9/14/2027	113,790
35,000	Bank of New York Mellon Corp. (The), MTN, 1.600%, 4/24/2025	32,522
145,000	Bank of Nova Scotia (The), 0.700%, 4/15/2024	137,030
55,000	Bank of Nova Scotia (The), 1.950%, 2/01/2023	54,871
200,000	Barclays PLC, (fixed rate to 11/02/2027, variable rate thereafter), 7.385%, 11/02/2028	208,466
15,000	Canadian Imperial Bank of Commerce, 0.950%, 6/23/2023	14,720
190,000	Canadian Imperial Bank of Commerce, 3.945%, 8/04/2025	185,568
85,000	Capital One Financial Corp., 3.200%, 1/30/2023	85,000
160,000	Capital One Financial Corp., (fixed rate to 12/06/2023, variable rate thereafter), 1.343%, 12/06/2024	153,176
	Banking — continued
15,000	Citigroup, Inc., (fixed rate to 5/01/2024, variable rate thereafter), 0.981%, 5/01/2025	14,047
95,000	Citizens Financial Group, Inc., (fixed rate to 5/21/2032, variable rate thereafter), 5.641%, 5/21/2037	88,300
75,000	Comerica, Inc., 3.700%, 7/31/2023	74,449
225,000	Danske Bank A/S, (fixed rate to 3/28/2024, variable rate thereafter), 3.773%, 3/28/2025, 144A	218,014
150,000	Deutsche Bank AG, 5.371%, 9/09/2027	150,334
200,000	DNB Bank ASA, (fixed rate to 10/09/2025, variable rate thereafter), 5.896%, 10/09/2026, 144A	200,208
135,000	Fifth Third Bancorp, (fixed rate to 10/27/2027, variable rate thereafter), 6.361%, 10/27/2028	138,901
135,000	Goldman Sachs Group, Inc. (The), 5.700%, 11/01/2024	136,607
50,000	Goldman Sachs Group, Inc. (The), (fixed rate to 10/21/2026, variable rate thereafter), 1.948%, 10/21/2027	43,636
200,000	HSBC Holdings PLC, (fixed rate to 11/03/2027, variable rate thereafter), 7.390%, 11/03/2028	210,190
205,000	HSBC Holdings PLC, (fixed rate to 11/22/2026, variable rate thereafter), 2.251%, 11/22/2027	177,539
265,000	JPMorgan Chase & Co., (fixed rate to 12/15/2024, variable rate thereafter), 5.546%, 12/15/2025	265,005
200,000	Lloyds Banking Group PLC, (fixed rate to 3/18/2025, variable rate thereafter), 3.511%, 3/18/2026	190,007
120,000	Macquarie Group Ltd., (fixed rate to 10/14/2024, variable rate thereafter), 1.201%, 10/14/2025, 144A	110,123
235,000	Mitsubishi UFJ Financial Group, Inc., (fixed rate to 1/19/2027, variable rate thereafter), 2.341%, 1/19/2028	206,843
120,000	Morgan Stanley, (fixed rate to 1/25/2023, variable rate thereafter), MTN, 0.529%, 1/25/2024	119,195
85,000	PNC Financial Services Group, Inc. (The), (fixed rate to 12/02/2027, variable rate thereafter), 5.354%, 12/02/2028	85,669
30,000	PNC Financial Services Group, Inc. (The), (fixed rate to 10/28/2032, variable rate thereafter), 6.037%, 10/28/2033	31,233
110,000	Royal Bank of Canada, 6.000%, 11/01/2027	114,668
20,000	Royal Bank of Canada, GMTN, 0.750%, 10/07/2024	18,596
60,000	Royal Bank of Canada, GMTN, SOFR Index + 0.300%, 4.157%, 1/19/2024(a)	59,542
55,000	Santander Holdings USA, Inc., 3.450%, 6/02/2025	52,409
40,000	Santander Holdings USA, Inc., (fixed rate to 9/09/2025, variable rate thereafter), 5.807%, 9/09/2026	39,698
30,000	State Street Corp., (fixed rate to 11/04/2027, variable rate thereafter), 5.820%, 11/04/2028	30,980
125,000	Synchrony Financial, 4.875%, 6/13/2025	121,795
40,000	Toronto-Dominion Bank (The), MTN, SOFR + 0.240%, 3.918%, 1/06/2023(a)	40,001
50,000	Truist Financial Corp., (fixed rate to 7/28/2032, variable rate thereafter),MTN, 4.916%, 7/28/2033	46,900
200,000	U.S. Bancorp, (fixed rate to 7/22/2027 variable rate thereafter), 4.548%, 7/22/2028	195,322
200,000	UBS Group AG, (fixed rate to 8/05/2026, variable rate thereafter), 4.703%, 8/05/2027, 144A	193,674
190,000	Wells Fargo & Co., (fixed rate to 4/25/2025, variable rate thereafter), MTN, 3.908%, 4/25/2026	184,662
125,000	Wells Fargo & Co., (fixed rate to 8/15/2025, variable rate thereafter),MTN, 4.540%, 8/15/2026	122,608
135,000	Westpac Banking Corp., 5.457%, 11/18/2027	137,871
95,000	Westpac Banking Corp., (fixed rate to 8/10/2032, variable rate thereafter), 5.405%, 8/10/2033	88,703

		5,332,331

See accompanying notes to financial statements.

21  |

Portfolio of Investments – as of December 31, 2022

Natixis Loomis Sayles Short Duration Income ETF – (continued)

Principal Amount	Description	Value (†)
	Brokerage — 0.7%
$65,000	Blackstone Holdings Finance Co. LLC, 5.900%, 11/03/2027	$65,487
235,000	Nomura Holdings, Inc., 2.329%, 1/22/2027	205,724

		271,211

	Building Materials — 0.1%
35,000	Fortune Brands Innovations, Inc., 4.000%, 3/25/2032	30,346

	Chemicals — 0.7%
130,000	Celanese U.S. Holdings LLC, 6.165%, 7/15/2027	128,222
60,000	Ecolab, Inc., 5.250%, 1/15/2028	61,131
75,000	Nutrien Ltd., 5.900%, 11/07/2024	75,943

		265,296

	Collateralized Mortgage Obligations — 0.8%
934	Government National Mortgage Association, Series 2011-H23, Class HA, 3.000%, 12/20/2061(c)	856
407	Government National Mortgage Association, Series 2012-H28, Class FA, 1-month LIBOR + 0.580%, 4.422%, 9/20/2062(a)(c)	390
519	Government National Mortgage Association, Series 2013-H04, Class BA, 1.650%, 2/20/2063(c)	468
3,326	Government National Mortgage Association, Series 2013-H11, Class JA, 3.500%, 4/20/2063(c)	3,181
8,904	Government National Mortgage Association, Series 2016-H13, Class FT, 1-month LIBOR + 0.580%, 4.422%, 5/20/2066(a)(c)	8,818
3,554	Government National Mortgage Association, Series 2018-H02, Class FJ, 1-month LIBOR + 0.200%, 4.042%, 10/20/2064(a)(c)	3,517
26,034	Government National Mortgage Association, Series 2019-H01, Class FJ, 1-month LIBOR + 0.300%, 4.142%, 9/20/2068(a)(c)	25,715
24,887	Government National Mortgage Association, Series 2019-H01, Class FT, 1-month LIBOR + 0.400%, 4.242%, 10/20/2068(a)	24,739
36,298	Government National Mortgage Association, Series 2019-H0A, Class FT, 1-year CMT + 0.430%, 4.990%, 4/20/2069(a)	36,318
69,773	Government National Mortgage Association, Series 2019-H13, Class FT, 1-year CMT + 0.450%, 5.010%, 8/20/2069(a)	69,744
121,832	Government National Mortgage Association, Series 2020-HO1, Class FT, 1-year CMT + 0.500%, 5.060%, 1/20/2070(a)	121,398

		295,144

	Construction Machinery — 0.8%
65,000	Caterpillar Financial Services Corp., MTN, 3.600%, 8/12/2027	62,024
80,000	CNH Industrial Capital LLC, 1.950%, 7/02/2023	78,635
110,000	CNH Industrial Capital LLC, 3.950%, 5/23/2025	106,703
35,000	CNH Industrial Capital LLC, 5.450%, 10/14/2025	35,077

		282,439

	Consumer Cyclical Services — 0.3%
80,000	eBay, Inc., 5.950%, 11/22/2027	82,148
31,000	Expedia Group, Inc., 6.250%, 5/01/2025, 144A	31,263

		113,411

	Consumer Products — 0.1%
55,000	Brunswick Corp., 4.400%, 9/15/2032	46,428

	Diversified Manufacturing — 0.5%
165,000	Honeywell International, Inc., 4.950%, 2/15/2028	167,134

	Electric — 4.8%
45,000	AES Corp. (The), 3.300%, 7/15/2025, 144A	42,430
25,000	Alliant Energy Finance LLC, 3.750%, 6/15/2023, 144A	24,827
60,000	American Electric Power Co., Inc., 2.031%, 3/15/2024	57,851
65,000	American Electric Power Co., Inc., Series A, 3-month LIBOR + 0.480%, 4.920%, 11/01/2023(a)	64,700
85,000	Consolidated Edison, Inc., Series A, 0.650%, 12/01/2023	81,623
30,000	Dominion Energy, Inc., 3.071%, 8/15/2024	28,907
85,000	Dominion Energy, Inc., 5.375%, 11/15/2032	84,251
65,000	Dominion Energy, Inc., Series D, 3-month LIBOR + 0.530%, 5.299%, 9/15/2023(a)	64,871
115,000	DTE Energy Co., 4.220%, 11/01/2024	113,039
125,000	Edison International, 4.700%, 8/15/2025	122,307
35,000	Edison International, 6.950%, 11/15/2029	36,550
200,000	Enel Finance International NV, 4.625%, 6/15/2027, 144A	189,208
200,000	Entergy Louisiana LLC, 0.950%, 10/01/2024	186,168
45,000	Eversource Energy, Series N, 3.800%, 12/01/2023	44,485
105,000	NextEra Energy Capital Holdings, Inc., 4.255%, 9/01/2024	103,575
110,000	Pacific Gas & Electric Co., 3.250%, 2/16/2024	107,366
40,000	Public Service Enterprise Group, Inc., 5.850%, 11/15/2027	41,162
85,000	Southern Co. (The), Series 21-A, 0.600%, 2/26/2024	80,624
85,000	Vistra Operations Co. LLC, 5.125%, 5/13/2025, 144A	83,196
110,000	WEC Energy Group, Inc., 0.800%, 3/15/2024	104,213
90,000	Xcel Energy, Inc., 0.500%, 10/15/2023	86,734

		1,748,087

	Finance Companies — 2.9%
80,000	Air Lease Corp., 0.800%, 8/18/2024	73,665
45,000	Air Lease Corp., 5.850%, 12/15/2027	44,949
40,000	Air Lease Corp., MTN, 0.700%, 2/15/2024	37,784
40,000	Aircastle Ltd., 2.850%, 1/26/2028, 144A	32,714
30,000	Ares Capital Corp., 2.875%, 6/15/2028	24,055
70,000	Aviation Capital Group LLC, 3.875%, 5/01/2023, 144A	69,431
35,000	Avolon Holdings Funding Ltd., 5.500%, 1/15/2026, 144A	33,275
60,000	Bain Capital Specialty Finance, Inc., 2.550%, 10/13/2026	49,431
20,000	Barings BDC, Inc., 3.300%, 11/23/2026	16,951
125,000	Blackstone Private Credit Fund, 2.625%, 12/15/2026	103,466
70,000	Blackstone Secured Lending Fund, 2.850%, 9/30/2028	54,350
45,000	FS KKR Capital Corp., 3.250%, 7/15/2027	37,852
15,000	FS KKR Capital Corp., 4.250%, 2/14/2025, 144A	14,060
80,000	Golub Capital BDC, Inc., 2.500%, 8/24/2026	67,920
70,000	Hercules Capital, Inc., 3.375%, 1/20/2027	60,014
90,000	Main Street Capital Corp., 3.000%, 7/14/2026	77,562
55,000	Morgan Stanley Direct Lending Fund, 4.500%, 2/11/2027	50,791
30,000	Owl Rock Capital Corp., 3.750%, 7/22/2025	27,717
65,000	Owl Rock Core Income Corp., 5.500%, 3/21/2025	63,011
10,000	OWL Rock Core Income Corp., 7.750%, 9/16/2027, 144A	9,968
110,000	Owl Rock Technology Finance Corp., 4.750%, 12/15/2025, 144A	99,603

		1,048,569

	Food & Beverage — 0.6%
175,000	JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc., 5.125%, 2/01/2028, 144A	165,790
60,000	Keurig Dr Pepper, Inc., 0.750%, 3/15/2024	56,956

		222,746

See accompanying notes to financial statements.

|  22

Portfolio of Investments – as of December 31, 2022

Natixis Loomis Sayles Short Duration Income ETF – (continued)

Principal Amount	Description	Value (†)
	Gaming — 0.2%
$65,000	GLP Capital LP/GLP Financing II, Inc., 5.250%, 6/01/2025	$63,896

	Government Owned – No Guarantee — 0.5%
200,000	NBN Co. Ltd., 0.875%, 10/08/2024, 144A	184,402

	Health Insurance — 0.6%
125,000	Humana, Inc., 0.650%, 8/03/2023	121,776
95,000	UnitedHealth Group, Inc., 5.150%, 10/15/2025	96,084

		217,860

	Healthcare — 1.6%
55,000	Cigna Corp., 3.750%, 7/15/2023	54,637
165,000	GE HealthCare Technologies, Inc., 5.550%, 11/15/2024, 144A	165,594
145,000	Illumina, Inc., 0.550%, 3/23/2023	143,514
45,000	Illumina, Inc., 5.750%, 12/13/2027	45,560
170,000	Thermo Fisher Scientific, Inc., 4.800%, 11/21/2027	170,552

		579,857

	Home Construction — 0.0%
20,000	Forestar Group, Inc., 3.850%, 5/15/2026, 144A	17,534

	Independent Energy — 0.3%
55,000	EQT Corp., 6.125%, 2/01/2025	55,129
50,000	Pioneer Natural Resources Co., 0.550%, 5/15/2023	49,177

		104,306

	Life Insurance — 5.2%
80,000	Athene Global Funding, 2.500%, 3/24/2028, 144A	66,662
65,000	Athene Holding Ltd., 6.650%, 2/01/2033	64,277
20,000	Brighthouse Financial Global Funding, 1.200%, 12/15/2023, 144A	19,164
120,000	Brighthouse Financial Global Funding, 1.750%, 1/13/2025, 144A	110,508
25,000	Corebridge Global Funding, 0.650%, 6/17/2024, 144A	23,332
95,000	Equitable Financial Life Global Funding, 0.500%, 4/06/2023, 144A	93,994
140,000	Equitable Financial Life Global Funding, 5.500%, 12/02/2025	139,682
42,000	Equitable Holdings, Inc., 3.900%, 4/20/2023	41,862
120,000	F&G Global Funding, 5.150%, 7/07/2025, 144A	117,497
40,000	Guardian Life Global Funding, 1.100%, 6/23/2025, 144A	36,229
45,000	Guardian Life Global Funding, 3.400%, 4/25/2023, 144A	44,787
45,000	Guardian Life Global Funding, 5.550%, 10/28/2027, 144A	45,904
20,000	Jackson National Life Global Funding, 3.875%, 6/11/2025, 144A	19,201
150,000	Met Tower Global Funding, 0.700%, 4/05/2024, 144A	141,629
120,000	New York Life Global Funding, SOFR + 0.220%, 4.271%, 2/02/2023, 144A(a)	119,973
145,000	Northwestern Mutual Global Funding, 0.600%, 3/25/2024, 144A	137,296
200,000	Pricoa Global Funding I, 1.200%, 9/01/2026, 144A	175,810
175,000	Principal Life Global Funding II, 0.500%, 1/08/2024, 144A	167,160
150,000	Protective Life Global Funding, 0.502%, 4/12/2023, 144A	148,156
45,000	Reliance Standard Life Global Funding II, 2.150%, 1/21/2023, 144A	44,926
90,000	RGA Global Funding, 2.700%, 1/18/2029, 144A	76,226
70,000	Security Benefit Global Funding, 1.250%, 5/17/2024, 144A	65,672

		1,899,947

	Lodging — 0.2%
65,000	Hyatt Hotels Corp., 1.300%, 10/01/2023	63,184
30,000	Hyatt Hotels Corp., 5.625%, 4/23/2025	29,768

		92,952

	Media Entertainment — 0.5%
125,000	Take-Two Interactive Software, Inc., 3.300%, 3/28/2024	122,077
70,000	Warnermedia Holdings, Inc., 3.755%, 3/15/2027, 144A	63,037

		185,114

	Metals & Mining — 0.6%
100,000	ArcelorMittal S.A., 6.550%, 11/29/2027	100,470
65,000	Glencore Funding LLC, 4.125%, 3/12/2024, 144A	63,958
45,000	Nucor Corp., 3.950%, 5/23/2025	44,027

		208,455

	Midstream — 1.2%
125,000	Enbridge, Inc., SOFR + 0.400%, 4.560%, 2/17/2023(a)	124,954
30,000	Energy Transfer LP, 5.750%, 2/15/2033	29,351
55,000	Gray Oak Pipeline LLC, 2.600%, 10/15/2025, 144A	49,875
40,000	Targa Resources Corp., 5.200%, 7/01/2027	39,205
200,000	TransCanada PipeLines Ltd., 1.000%, 10/12/2024	185,105

		428,490

	Natural Gas — 0.5%
60,000	Atmos Energy Corp., 0.625%, 3/09/2023	59,559
75,000	CenterPoint Energy Resources Corp., 0.700%, 3/02/2023	74,459
40,000	Sempra Energy, 3.700%, 4/01/2029	36,459

		170,477

	Non-Agency Commercial Mortgage-Backed Securities — 1.2%
79,551	Benchmark Mortgage Trust, Series 2019-B10, Class A1, 2.793%, 3/15/2062	77,901
95,000	BPR Trust, Series 2022-SSP, Class A, 1-month SOFR + 3.000%, 7.336%, 5/15/2039, 144A(a)	93,113
100,000	Credit Suisse Mortgage Trust, Series 2014-USA, Class A2, 3.953%, 9/15/2037, 144A	89,840
117,077	Morgan Stanley Bank of America Merrill Lynch Commercial Mortgage Securities Trust, Series 2012-CKSV, Class A2, 3.277%, 10/15/2030, 144A	94,247
100,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C11, Class A4, 4.198%, 8/15/2046(b)	98,547

		453,648

	Packaging — 0.5%
40,000	Amcor Flexibles North America, Inc., 4.000%, 5/17/2025	38,937
165,000	Sonoco Products Co., 1.800%, 2/01/2025	153,326

		192,263

	Pharmaceuticals — 1.0%
190,000	Amgen, Inc., 4.050%, 8/18/2029	177,560
95,000	AstraZeneca PLC, 3.500%, 8/17/2023	94,191
80,000	Bayer U.S. Finance II LLC, 3.375%, 7/15/2024, 144A	77,461

		349,212

	Property & Casualty Insurance — 0.3%
30,000	Allstate Corp. (The), 3-month LIBOR + 0.630%, 5.356%, 3/29/2023(a)	30,033
34,000	Assurant, Inc., 4.200%, 9/27/2023	33,621
30,000	Fairfax Financial Holdings Ltd., 5.625%, 8/16/2032, 144A	28,158
35,000	Trustage Financial Group, Inc., 4.625%, 4/15/2032, 144A	30,174

		121,986

See accompanying notes to financial statements.

23  |

Portfolio of Investments – as of December 31, 2022

Natixis Loomis Sayles Short Duration Income ETF – (continued)

Principal Amount	Description	Value (†)
	Railroads — 0.3%
$100,000	Canadian Pacific Railway Co., 1.350%, 12/02/2024	$93,210

	REITs – Diversified — 0.2%
85,000	Digital Realty Trust LP, 5.550%, 1/15/2028	85,562

	REITs – Mortgage — 0.4%
95,000	Starwood Property Trust, Inc., 3.750%, 12/31/2024, 144A	89,207
45,000	Starwood Property Trust, Inc., 5.500%, 11/01/2023, 144A	44,608

		133,815

	REITs – Office Property — 0.5%
20,000	Boston Properties LP, 6.750%, 12/01/2027	20,622
85,000	Hudson Pacific Properties LP, 5.950%, 2/15/2028	79,359
30,000	Office Properties Income Trust, 3.450%, 10/15/2031	20,036
55,000	Office Properties Income Trust, 4.500%, 2/01/2025	49,839

		169,856

	REITs – Shopping Centers — 0.1%
40,000	Federal Realty Investment Trust, 3.950%, 1/15/2024	39,479

	REITs – Storage — 0.1%
30,000	Extra Space Storage LP, 3.900%, 4/01/2029	26,872

	Retailers — 1.3%
65,000	7-Eleven, Inc., 0.625%, 2/10/2023, 144A	64,667
175,000	Amazon.com, Inc., 4.550%, 12/01/2027	174,419
85,000	Lowe’s Cos., Inc., 4.400%, 9/08/2025	83,731
20,000	Tapestry, Inc., 3.050%, 3/15/2032	15,566
135,000	Walgreens Boots Alliance, Inc., 0.950%, 11/17/2023	129,922

		468,305

	Technology — 3.5%
35,000	Avnet, Inc., 5.500%, 6/01/2032	32,319
60,000	Broadcom, Inc., 4.000%, 4/15/2029, 144A	54,507
80,000	Dell International LLC/EMC Corp., 5.850%, 7/15/2025	80,850
120,000	Fidelity National Information Services, Inc., 4.500%, 7/15/2025	117,667
45,000	FLEX Ltd., 6.000%, 1/15/2028	44,902
60,000	Global Payments, Inc., 1.500%, 11/15/2024	55,697
80,000	Infor, Inc., 1.450%, 7/15/2023, 144A	78,125
90,000	Marvell Technology, Inc., 4.200%, 6/22/2023	89,478
75,000	Microchip Technology, Inc., 2.670%, 9/01/2023	73,602
85,000	Micron Technology, Inc., 6.750%, 11/01/2029	86,341
35,000	NXP BV/NXP Funding LLC/NXP USA, Inc., 3.150%, 5/01/2027	31,746
35,000	Open Text Corp., 6.900%, 12/01/2027, 144A	35,000
25,000	Qorvo, Inc., 1.750%, 12/15/2024, 144A	23,024
80,000	QUALCOMM, Inc., 5.400%, 5/20/2033	83,290
65,000	Seagate HDD Cayman, 4.875%, 3/01/2024	63,713
80,000	Skyworks Solutions, Inc., 0.900%, 6/01/2023	78,417
175,000	VMware, Inc., 0.600%, 8/15/2023	170,428
20,000	Western Digital Corp., 2.850%, 2/01/2029	15,473
55,000	Western Union Co. (The), 4.250%, 6/09/2023	54,730

		1,269,309

	Tobacco — 0.7%
225,000	BAT International Finance PLC, 4.448%, 3/16/2028	208,386
45,000	Philip Morris International, Inc., 5.625%, 11/17/2029	45,652

		254,038

	Transportation Services — 0.6%
50,000	Element Fleet Management Corp., 3.850%, 6/15/2025, 144A	47,334
30,000	Penske Truck Leasing Co. LP/PTL Finance Corp., 4.125%, 8/01/2023, 144A	29,832
50,000	Ryder System, Inc., MTN, 4.625%, 6/01/2025	49,075
	Transportation Services — continued
$100,000	Triton Container International Ltd., 0.800%, 8/01/2023, 144A	$96,532

		222,773

	Treasuries — 29.2%
2,915,000	U.S. Treasury Note, 2.500%, 5/31/2024	2,828,119
1,175,000	U.S. Treasury Note, 3.000%, 6/30/2024	1,146,864
310,000	U.S. Treasury Note, 3.250%, 8/31/2024	303,534
220,000	U.S. Treasury Note, 3.875%, 11/30/2027	218,797
730,000	U.S. Treasury Note, 4.125%, 9/30/2027	732,737
1,390,000	U.S. Treasury Note, 4.250%, 9/30/2024	1,382,887
3,130,000	U.S. Treasury Note, 4.375%, 10/31/2024	3,121,075
910,000	U.S. Treasury Note, 4.500%, 11/30/2024	910,036

		10,644,049

	Wirelines — 0.3%
85,000	Bell Telephone Co. of Canada/Bell Canada (The), Series US-3, 0.750%, 3/17/2024	80,566
50,000	Verizon Communications, Inc., 3.000%, 3/22/2027	46,459

		127,025

	Total Bonds and Notes (Identified Cost $37,113,796)	36,011,551

Short-Term Investments — 0.6%
235,234	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/30/2022 at 1.800% to be repurchased at $235,281 on 1/03/2023 collateralized by $119,200 U.S. Treasury Inflation Indexed Bond, 3.625% due 4/15/2028 valued at $240,056 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $235,234)	235,234

	Total Investments — 99.3% (Identified Cost $37,349,030)	36,246,785
	Other assets less liabilities — 0.7%	251,120

	Net Assets — 100.0%	$36,497,905

(†)	See Note 2 of Notes to Financial Statements.
(a)	Variable rate security. Rate as of December 31, 2022 is disclosed.
(b)	Variable rate security. The interest rate adjusts periodically based on; (i) changes in current interest rates and/or prepayments on underlying pools of assets, if applicable, (ii) reference to a base lending rate plus or minus a margin, and/or (iii) reference to a base lending rate adjusted by a multiplier and/or subject to certain floors or caps. Rate as of December 31, 2022 is disclosed.
(c)	Level 3 security. Value has been determined using significant unobservable inputs. See Note 3 of Notes to Financial Statements.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2022, the value of Rule 144A holdings amounted to $8,253,153 or 22.6% of net assets.
ABS	Asset-Backed Securities
CMT	Constant Maturity Treasury
FHLMC	Federal Home Loan Mortgage Corp.
GMTN	Global Medium Term Note
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
REITs	Real Estate Investment Trusts
SOFR	Secured Overnight Financing Rate

See accompanying notes to financial statements.

|  24

Portfolio of Investments – as of December 31, 2022

Natixis Loomis Sayles Short Duration Income ETF – (continued)

At December 31, 2022, open long futures contracts were as follows:

Financial Futures	Expiration Date	Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
2 Year U.S. Treasury Note	3/31/2023	42	$8,601,873	$8,613,281	$11,408

At December 31, 2022, open short futures contracts were as follows:

Financial Futures	Expiration Date	Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
10 Year U.S. Treasury Note	3/22/2023	26	$2,936,875	$2,919,719	$17,156
5 Year U.S. Treasury Note	3/31/2023	15	1,620,905	1,618,945	1,960

Total					$19,116

Industry Summary at December 31, 2022

Treasuries	29.2%
ABS Car Loan	15.0
Banking	14.6
Life Insurance	5.2
Electric	4.8
Technology	3.5
Finance Companies	2.9
ABS Other	2.3
Other Investments, less than 2% each	21.2
Short-Term Investments	0.6

Total Investments	99.3
Other assets less liabilities (including futures contracts)	0.7

Net Assets	100.0%

See accompanying notes to financial statements.

25  |

Portfolio of Investments – as of December 31, 2022

Natixis U.S. Equity Opportunities ETF

Shares	Description	Value (†)
Common Stocks — 98.9% of Net Assets
	Aerospace & Defense — 2.3%
988	Boeing Co. (The)(a)	$188,204

	Air Freight & Logistics — 0.6%
502	Expeditors International of Washington, Inc.	52,168

	Auto Components — 0.1%
214	Mobileye Global, Inc., Class A(a)	7,503

	Automobiles — 2.8%
4,655	General Motors Co.	156,594
579	Tesla, Inc.(a)	71,321

		227,915

	Banks — 4.7%
3,798	Citigroup, Inc.	171,784
5,004	Wells Fargo & Co.	206,615

		378,399

	Beverages — 2.5%
122	Boston Beer Co., Inc. (The), Class A(a)	40,202
1,595	Monster Beverage Corp.(a)	161,940

		202,142

	Biotechnology — 3.4%
572	Alnylam Pharmaceuticals, Inc.(a)	135,936
191	BioMarin Pharmaceutical, Inc.(a)	19,766
655	CRISPR Therapeutics AG(a)	26,626
130	Regeneron Pharmaceuticals, Inc.(a)	93,794

		276,122

	Building Products — 1.3%
2,295	Masco Corp.	107,108

	Capital Markets — 12.3%
1,312	Charles Schwab Corp. (The)	109,237
155	FactSet Research Systems, Inc.	62,188
474	Goldman Sachs Group, Inc. (The)	162,762
1,468	Intercontinental Exchange, Inc.	150,602
4,822	KKR & Co., Inc.	223,837
127	MSCI, Inc.	59,077
990	SEI Investments Co.	57,717
2,219	State Street Corp.	172,128

		997,548

	Consumer Finance — 4.0%
6,563	Ally Financial, Inc.	160,465
1,750	Capital One Financial Corp.	162,680

		323,145

	Entertainment — 4.5%
973	Netflix, Inc.(a)	286,918
908	Walt Disney Co. (The)(a)	78,887

		365,805

	Health Care Equipment & Supplies — 0.5%
147	Intuitive Surgical, Inc.(a)	39,006

	Health Care Providers & Services — 1.8%
606	HCA Healthcare, Inc.	145,416

	Health Care Technology — 1.6%
2,065	Doximity, Inc., Class A(a)	69,302
361	Veeva Systems, Inc., Class A(a)	58,258

		127,560

	Hotels, Restaurants & Leisure — 3.9%
68	Booking Holdings, Inc.(a)	137,039
845	Starbucks Corp.	83,824
1,053	Yum China Holdings, Inc.	57,546
332	Yum! Brands, Inc.	42,523

		320,932

	Insurance — 2.1%
712	Willis Towers Watson PLC	$174,141

	Interactive Media & Services — 9.0%
4,303	Alphabet, Inc., Class A(a)	379,654
760	Alphabet, Inc., Class C(a)	67,435
1,130	Meta Platforms, Inc., Class A(a)	135,984
6,177	Pinterest, Inc., Class A(a)	149,977

		733,050

	Internet & Direct Marketing Retail — 4.4%
510	Alibaba Group Holding Ltd., Sponsored ADR(a)	44,926
3,681	Amazon.com, Inc.(a)	309,204

		354,130

	IT Services — 5.4%
681	Block, Inc.(a)	42,794
1,473	Fiserv, Inc.(a)	148,876
670	PayPal Holdings, Inc.(a)	47,717
1,052	Shopify, Inc., Class A(a)	36,515
777	Visa, Inc., Class A	161,430

		437,332

	Life Sciences Tools & Services — 0.7%
300	Illumina, Inc.(a)	60,660

	Machinery — 2.1%
85	Deere & Co.	36,445
463	Parker-Hannifin Corp.	134,733

		171,178

	Media — 3.8%
4,433	Comcast Corp., Class A	155,022
1,965	Liberty Broadband Corp., Class C(a)	149,870

		304,892

	Oil, Gas & Consumable Fuels — 4.6%
3,842	APA Corp.	179,345
1,487	EOG Resources, Inc.	192,596

		371,941

	Pharmaceuticals — 1.7%
890	Novartis AG, Sponsored ADR	80,741
401	Novo Nordisk A/S, Sponsored ADR	54,271

		135,012

	Real Estate Management & Development — 2.0%
2,064	CBRE Group, Inc., Class A(a)	158,845

	Semiconductors & Semiconductor Equipment — 2.7%
1,033	NVIDIA Corp.	150,963
607	QUALCOMM, Inc.	66,733

		217,696

	Software — 12.1%
616	Autodesk, Inc.(a)	115,112
410	Microsoft Corp.	98,326
4,157	Oracle Corp.	339,793
1,758	Salesforce, Inc.(a)	233,093
1,184	Workday, Inc., Class A(a)	198,119

		984,443

	Textiles, Apparel & Luxury Goods — 0.5%
4,089	Under Armour, Inc., Class A(a)	41,544

	Tobacco — 1.5%
2,735	Altria Group, Inc.	125,017

	Total Common Stocks (Identified Cost $8,499,712)	8,028,854

See accompanying notes to financial statements.

|  26

Portfolio of Investments – as of December 31, 2022

Natixis U.S. Equity Opportunities ETF – (continued)

Principal Amount	Description	Value (†)
Short-Term Investments — 1.3%
$110,781	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/30/2022 at 1.800% to be repurchased at $110,803 on 1/03/2023 collateralized by $129,200 U.S. Treasury Note, 1.250% due 3/31/2028 valued at $113,040 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $110,781)	$110,781

	Total Investments — 100.2% (Identified Cost $8,610,493)	8,139,635
	Other assets less liabilities — (0.2)%	(18,646)

	Net Assets — 100.0%	$8,120,989

(†)	See Note 2 of Notes to Financial Statements.
(a)	Non-income producing security.

ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.

Industry Summary at December 31, 2022

Capital Markets	12.3%
Software	12.1
Interactive Media & Services	9.0
IT Services	5.4
Banks	4.7
Oil, Gas & Consumable Fuels	4.6
Entertainment	4.5
Internet & Direct Marketing Retail	4.4
Consumer Finance	4.0
Hotels, Restaurants & Leisure	3.9
Media	3.8
Biotechnology	3.4
Automobiles	2.8
Semiconductors & Semiconductor Equipment	2.7
Beverages	2.5
Aerospace & Defense	2.3
Insurance	2.1
Machinery	2.1
Real Estate Management & Development	2.0
Other Investments, less than 2% each	10.3
Short-Term Investments	1.3

Total Investments	100.2
Other assets less liabilities	(0.2)

Net Assets	100.0%

See accompanying notes to financial statements.

27  |

Portfolio of Investments – as of December 31, 2022

Natixis Vaughan Nelson Mid Cap ETF

Shares	Description	Value (†)
Common Stocks — 99.3% of Net Assets
	Aerospace & Defense — 1.4%
579	Axon Enterprise, Inc.(a)	$96,073

	Banks — 4.5%
2,421	Bank of N.T. Butterfield & Son Ltd. (The)	72,170
1,139	First Republic Bank	138,833
3,492	Huntington Bancshares, Inc.	49,237
2,496	PacWest Bancorp	57,283

		317,523

	Building Products — 2.3%
721	Allegion PLC	75,892
4,253	AZEK Co., Inc. (The)(a)	86,421

		162,313

	Capital Markets — 9.9%
807	Ares Management Corp., Class A	55,231
4,790	Brightsphere Investment Group, Inc.	98,578
877	Cboe Global Markets, Inc.	110,037
512	FactSet Research Systems, Inc.	205,420
3,000	Nasdaq, Inc.	184,050
412	Raymond James Financial, Inc.	44,022

		697,338

	Chemicals — 4.3%
3,838	Axalta Coating Systems Ltd.(a)	97,754
1,178	FMC Corp.	147,015
679	LyondellBasell Industries NV, Class A	56,377

		301,146

	Commercial Services & Supplies — 2.7%
1,483	Republic Services, Inc.	191,292

	Communications Equipment — 3.2%
890	Motorola Solutions, Inc.	229,362

	Construction & Engineering — 4.0%
6,234	WillScot Mobile Mini Holdings Corp.(a)	281,590

	Construction Materials — 0.6%
251	Vulcan Materials Co.	43,953

	Containers & Packaging — 1.8%
242	Avery Dennison Corp.	43,802
1,040	Crown Holdings, Inc.	85,498

		129,300

	Diversified Consumer Services — 0.7%
498	Grand Canyon Education, Inc.(a)	52,619

	Diversified Financial Services — 1.0%
1,163	Apollo Global Management, Inc.	74,188

	Electric Utilities — 2.8%
1,812	Alliant Energy Corp.	100,040
1,558	Evergy, Inc.	98,045

		198,085

	Electrical Equipment — 5.4%
1,339	AMETEK, Inc.	187,085
222	Hubbell, Inc.	52,099
3,802	nVent Electric PLC	146,263

		385,447

	Electronic Equipment, Instruments & Components — 2.3%
511	CDW Corp.	91,254
413	Keysight Technologies, Inc.(a)	70,652

		161,906

	Food & Staples Retailing — 1.9%
2,281	Performance Food Group Co.(a)	133,188

	Health Care Equipment & Supplies — 2.7%
291	Cooper Cos., Inc. (The)	96,225
1,235	Hologic, Inc.(a)	92,390

		188,615

	Health Care Providers & Services — 2.9%
1,219	AmerisourceBergen Corp.	$202,000

	Hotels, Restaurants & Leisure — 2.1%
3,525	Aramark	145,723

	Household Products — 1.0%
898	Church & Dwight Co., Inc.	72,388

	Independent Power & Renewable Electricity Producers — 3.4%
10,289	Vistra Corp.	238,705

	Insurance — 6.4%
1,386	Allstate Corp. (The)	187,942
833	Arthur J. Gallagher & Co.	157,054
779	Reinsurance Group of America, Inc.	110,688

		455,684

	IT Services — 4.8%
2,358	MAXIMUS, Inc.	172,912
3,144	SS&C Technologies Holdings, Inc.	163,677

		336,589

	Life Sciences Tools & Services — 3.8%
449	Agilent Technologies, Inc.	67,193
2,730	Avantor, Inc.(a)	57,576
707	IQVIA Holdings, Inc.(a)	144,857

		269,626

	Machinery — 3.7%
1,370	Crane Holdings Co.	137,617
1,579	Otis Worldwide Corp.	123,651

		261,268

	Media — 3.1%
1,259	Nexstar Media Group, Inc., Class A	220,363

	Metals & Mining — 1.7%
10,291	Constellium SE(a)	121,743

	Multi-Utilities — 2.9%
1,161	Ameren Corp.	103,236
1,664	CMS Energy Corp.	105,381

		208,617

	Oil, Gas & Consumable Fuels — 5.0%
878	Diamondback Energy, Inc.	120,093
481	Pioneer Natural Resources Co.	109,856
20,618	Southwestern Energy Co.(a)	120,615

		350,564

	Pharmaceuticals — 0.4%
2,590	Elanco Animal Health, Inc.(a)	31,650

	Professional Services — 3.0%
527	CACI International, Inc., Class A(a)	158,411
294	Equifax, Inc.	57,142

		215,553

	REITs – Diversified — 1.6%
13,559	Rithm Capital Corp.	110,777

	Semiconductors & Semiconductor Equipment — 1.0%
224	Analog Devices, Inc.	36,743
535	Entegris, Inc.	35,090

		71,833

	Software — 0.5%
3,234	N-Able, Inc.(a)	33,245

	Textiles, Apparel & Luxury Goods — 0.5%
877	Skechers U.S.A., Inc., Class A(a)	36,790

	Total Common Stocks (Identified Cost $6,650,540)	7,027,056

See accompanying notes to financial statements.

|  28

Portfolio of Investments – as of December 31, 2022

Natixis Vaughan Nelson Mid Cap ETF – (continued)

Principal Amount	Description	Value (†)
Short-Term Investments — 1.7%
$123,563	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/30/2022 at 1.800% to be repurchased at $123,588 on 1/03/2023 collateralized by $144,100 U.S. Treasury Note, 1.250% due 3/31/2028 valued at $126,076 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $123,563)	$123,563

	Total Investments — 101.0% (Identified Cost $6,774,103)	7,150,619
	Other assets less liabilities — (1.0)%	(72,570)

	Net Assets — 100.0%	$7,078,049

(†)	See Note 2 of Notes to Financial Statements.
(a)	Non-income producing security.

REITs	Real Estate Investment Trusts

Industry Summary at December 31, 2022

Capital Markets	9.9%
Insurance	6.4
Electrical Equipment	5.4
Oil, Gas & Consumable Fuels	5.0
IT Services	4.8
Banks	4.5
Chemicals	4.3
Construction & Engineering	4.0
Life Sciences Tools & Services	3.8
Machinery	3.7
Independent Power & Renewable Electricity Producers	3.4
Communications Equipment	3.2
Media	3.1
Professional Services	3.0
Multi-Utilities	2.9
Health Care Providers & Services	2.9
Electric Utilities	2.8
Commercial Services & Supplies	2.7
Health Care Equipment & Supplies	2.7
Building Products	2.3
Electronic Equipment, Instruments & Components	2.3
Hotels, Restaurants & Leisure	2.1
Other Investments, less than 2% each	14.1
Short-Term Investments	1.7

Total Investments	101.0
Other assets less liabilities	(1.0)

Net Assets	100.0%

See accompanying notes to financial statements.

29  |

Portfolio of Investments – as of December 31, 2022

Natixis Vaughan Nelson Select ETF

Shares	Description	Value (†)
Common Stocks — 96.1% of Net Assets
	Auto Components — 0.6%
14,673	Luminar Technologies, Inc.(a)	$72,631

	Biotechnology — 3.3%
1,368	Vertex Pharmaceuticals, Inc.(a)	395,051

	Capital Markets — 4.8%
5,563	Intercontinental Exchange, Inc.	570,708

	Chemicals — 5.2%
2,614	Sherwin-Williams Co. (The)	620,381

	Communications Equipment — 4.4%
2,030	Motorola Solutions, Inc.	523,151

	Diversified Financial Services — 2.2%
827	Berkshire Hathaway, Inc., Class B(a)	255,460

	Diversified Telecommunication Services — 2.9%
5,995	Cogent Communications Holdings, Inc.	342,195

	Electric Utilities — 5.8%
8,150	NextEra Energy, Inc.	681,340

	Food Products — 4.5%
6,389	McCormick & Co., Inc.	529,584

	Health Care Providers & Services — 2.3%
527	Chemed Corp.	268,997

	Household Products — 4.4%
3,734	Clorox Co. (The)	523,992

	Insurance — 3.5%
1,370	Aon PLC, Class A	411,192

	Interactive Media & Services — 3.6%
4,779	Alphabet, Inc., Class A(a)	421,651

	Internet & Direct Marketing Retail — 3.4%
4,828	Amazon.com, Inc.(a)	405,552

	IT Services — 4.2%
1,197	Jack Henry & Associates, Inc.	210,145
1,370	VeriSign, Inc.(a)	281,453

		491,598

	Life Sciences Tools & Services — 5.0%
2,207	Danaher Corp.	585,782

	Metals & Mining — 5.4%
16,236	Wheaton Precious Metals Corp.	634,503

	Multiline Retail — 5.3%
2,564	Dollar General Corp.	631,385

	Oil, Gas & Consumable Fuels — 2.6%
48,710	Kosmos Energy Ltd.(a)	309,796

	Pharmaceuticals — 3.0%
2,034	Johnson & Johnson	359,306

	REITs – Warehouse/Industrials — 2.2%
2,258	Prologis, Inc.	254,544

	Road & Rail — 4.9%
1,094	Saia, Inc.(a)	229,390
1,685	Union Pacific Corp.	348,913

		578,303

	Semiconductors & Semiconductor Equipment — 4.4%
2,594	Entegris, Inc.	170,141
453	Monolithic Power Systems, Inc.	160,185
1,336	NVIDIA Corp.	195,243

		525,569

	Software — 8.2%
2,346	Microsoft Corp.	$562,618
3,068	Salesforce, Inc.(a)	406,786

		969,404

	Total Common Stocks (Identified Cost $11,758,285)	11,362,075

Principal Amount
Short-Term Investments — 4.4%
$524,390	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/30/2022 at 1.800% to be repurchased at $524,495 on 1/03/2023 collateralized by $611,400 U.S. Treasury Note, 1.250% due 3/31/2028 valued at $534,927 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $524,390)	524,390

	Total Investments — 100.5% (Identified Cost $12,282,675)	11,886,465
	Other assets less liabilities — (0.5)%	(55,056)

	Net Assets — 100.0%	$11,831,409

(†)	See Note 2 of Notes to Financial Statements.
(a)	Non-income producing security.

REITs	Real Estate Investment Trusts

Industry Summary at December 31, 2022

Software	8.2%
Electric Utilities	5.8
Metals & Mining	5.4
Multiline Retail	5.3
Chemicals	5.2
Life Sciences Tools & Services	5.0
Road & Rail	4.9
Capital Markets	4.8
Food Products	4.5
Semiconductors & Semiconductor Equipment	4.4
Household Products	4.4
Communications Equipment	4.4
IT Services	4.2
Interactive Media & Services	3.6
Insurance	3.5
Internet & Direct Marketing Retail	3.4
Biotechnology	3.3
Pharmaceuticals	3.0
Diversified Telecommunication Services	2.9
Oil, Gas & Consumable Fuels	2.6
Health Care Providers & Services	2.3
Diversified Financial Services	2.2
REITs – Warehouse/Industrials	2.2
Auto Components	0.6
Short-Term Investments	4.4

Total Investments	100.5
Other assets less liabilities	(0.5)

Net Assets	100.0%

See accompanying notes to financial statements.

|  30

This Page Intentionally Left Blank

31  |

Statements of Assets and Liabilities

December 31, 2022

	Natixis Loomis Sayles Short Duration Income ETF	Natixis U.S. Equity Opportunities ETF	Natixis Vaughan Nelson Mid Cap ETF	Natixis Vaughan Nelson Select ETF
ASSETS
Investments at cost	$37,349,030	$8,610,493	$6,774,103	$12,282,675
Net unrealized appreciation (depreciation)	(1,102,245)	(470,858)	376,516	(396,210)

Investments at value	36,246,785	8,139,635	7,150,619	11,886,465
Cash	43	—	—	—
Due from brokers (Note 2)	103,000	—	—	—
Receivable from investment adviser (Note 6)	9,522	9,412	8,154	5,400
Receivable for securities sold	10,440	128,283	—	—
Dividends and interest receivable	243,601	5,114	7,746	6,406
Prepaid expenses (Note 7)	560	557	557	556

TOTAL ASSETS	36,613,951	8,283,001	7,167,076	11,898,827

LIABILITIES
Payable for securities purchased	—	6,743	20,339	—
Payable to custodian bank (Note 8)	—	84,702	—	—
Payable for variation margin on futures contracts (Note 2)	1,464	—	—	—
Deferred Trustees’ fees (Note 6)	36,971	6,057	6,024	6,011
Administrative fees payable (Note 6)	1,423	336	298	436
Audit and tax services fees payable	44,894	44,447	44,435	44,414
Other accounts payable and accrued expenses	31,294	19,727	17,931	16,557

TOTAL LIABILITIES	116,046	162,012	89,027	67,418

NET ASSETS	$36,497,905	$8,120,989	$7,078,049	$11,831,409

NET ASSETS CONSIST OF:
Paid-in capital	$39,098,902	$8,754,308	$7,484,613	$12,678,774
Accumulated loss	(2,600,997)	(633,319)	(406,564)	(847,365)

NET ASSETS	$36,497,905	$8,120,989	$7,078,049	$11,831,409

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Net assets	$36,497,905	$8,120,989	$7,078,049	$11,831,409

Shares of beneficial interest	1,550,000	323,200	250,400	470,400

Net asset value, offering and redemption price per share	$23.55	$25.13	$28.27	$25.15

See accompanying notes to financial statements.

|  32

Statements of Operations

For the Year Ended December 31, 2022

	Natixis Loomis Sayles Short Duration Income ETF	Natixis U.S. Equity Opportunities ETF	Natixis Vaughan Nelson Mid Cap ETF	Natixis Vaughan Nelson Select ETF
INVESTMENT INCOME
Interest	$845,094	$1,444	$1,772	$1,469
Dividends	—	114,654	128,171	94,753
Less net foreign taxes withheld	—	(885)	—	(1,192)

	845,094	115,213	129,943	95,030

Expenses
Management fees (Note 6)	121,233	66,213	58,631	57,809
Administrative fees (Note 6)	18,212	4,118	3,529	3,753
Trustees’ fees and expenses (Note 6)	13,038	12,113	12,082	12,104
Trustees’ fees deferred compensation (Note 6)	(1,060)	2,527	2,523	2,532
Transfer agent fees and expenses	15,600	15,600	15,600	15,600
Audit and tax services fees	44,899	44,449	44,437	44,416
Custodian fees and expenses	34,992	25,098	20,753	20,090
Legal fees (Note 7)	13,559	1,336	1,918	1,180
Registration fees	556	17	—	149
Regulatory filing fees	13,000	13,000	13,000	13,000
Shareholder reporting expenses	49,631	20,941	16,955	15,028
Miscellaneous expenses (Note 7)	33,342	29,017	26,685	26,645

Total expenses	357,002	234,429	216,113	212,306
Less waiver and/or expense reimbursement (Note 6)	(203,439)	(154,302)	(149,664)	(146,238)

Net expenses	153,563	80,127	66,449	66,068

Net investment income	691,531	35,086	63,494	28,962

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES CONTRACTS
Net realized gain (loss) on:
Investments	(1,490,610)	421,740	(515,911)	(199,752)
Futures contracts	80,592	—	—	—
Net change in unrealized appreciation (depreciation) on:
Investments	(1,052,871)	(2,633,664)	(489,895)	(967,767)
Futures contracts	62,405	—	—	—

Net realized and unrealized loss on investments and futures contracts	(2,400,484)	(2,211,924)	(1,005,806)	(1,167,519)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(1,708,953)	$(2,176,838)	$(942,312)	$(1,138,557)

See accompanying notes to financial statements.

33  |

Statements of Changes in Net Assets

	Natixis Loomis Sayles Short Duration Income ETF		Natixis U.S. Equity Opportunities ETF
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021
FROM OPERATIONS:
Net investment income (loss)	$691,531	$237,722	$35,086	$(1,104)
Net realized gain (loss) on investments and futures contracts	(1,410,018)	233,499	421,740	2,210,794
Net change in unrealized appreciation (depreciation) on investments and futures contracts	(990,466)	(540,930)	(2,633,664)	639,417

Net increase (decrease) in net assets resulting from operations	(1,708,953)	(69,709)	(2,176,838)	2,849,107

FROM DISTRIBUTIONS TO SHAREHOLDERS:
	(723,670)	(916,070)	(649,386)	(482,436)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 10)	(8,377,817)	23,990,447	613,144	(3,887,727)

Net increase (decrease) in net assets	(10,810,440)	23,004,668	(2,213,080)	(1,521,056)
NET ASSETS
Beginning of the year	47,308,345	24,303,677	10,334,069	11,855,125

End of the year	$36,497,905	$47,308,345	$8,120,989	$10,334,069

See accompanying notes to financial statements.

|  34

Statements of Changes in Net Assets (continued)

	Natixis Vaughan Nelson Mid Cap ETF		Natixis Vaughan Nelson Select ETF
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021
FROM OPERATIONS:
Net investment income	$63,494	$52,708	$28,962	$42,865
Net realized gain (loss) on investments	(515,911)	1,947,048	(199,752)	2,166,169
Net change in unrealized appreciation (depreciation) on investments	(489,895)	(185,168)	(967,767)	8,782

Net increase (decrease) in net assets resulting from operations	(942,312)	1,814,588	(1,138,557)	2,217,816

FROM DISTRIBUTIONS TO SHAREHOLDERS:
	(307,566)	(873,741)	(409,261)	(1,009,943)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 10)	(576,697)	184,517	6,964,016	(835,378)

Net increase (decrease) in net assets	(1,826,575)	1,125,364	5,416,198	372,495
NET ASSETS
Beginning of the year	8,904,624	7,779,260	6,415,211	6,042,716

End of the year	$7,078,049	$8,904,624	$11,831,409	$6,415,211

See accompanying notes to financial statements.

35  |

Financial Highlights

For a share outstanding throughout each period.

	Natixis Loomis Sayles Short Duration Income ETF
	Year Ended December 31, 2022	Year Ended December 31, 2021		Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018
Net asset value, beginning of the period	$24.90	$25.58		$25.28	$24.62	$25.02

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.41	0.17		0.49	0.64	0.61
Net realized and unrealized gain (loss)	(1.31)	(0.17)		0.83	0.70	(0.37)

Total from Investment Operations	(0.90)	0.00	(b)	1.32	1.34	0.24

LESS DISTRIBUTIONS FROM:
Net investment income	(0.45)	(0.22)		(0.51)	(0.67)	(0.64)
Net realized capital gains	—	(0.46)		(0.51)	(0.01)	—

Total Distributions	(0.45)	(0.68)		(1.02)	(0.68)	(0.64)

Net asset value, end of the period	$23.55	$24.90		$25.58	$25.28	$24.62

Total return(c)	(3.60)%	0.00	%(d)	5.27%	5.51%	0.97%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$36,498	$47,308		$24,304	$30,331	$27,084
Net expenses(e)	0.38%	0.38%		0.38%	0.38%	0.38%
Gross expenses	0.88%	0.93%		1.05%	0.95%	1.09%
Net investment income	1.71%	0.69%		1.91%	2.56%	2.46%
Portfolio turnover rate(f)	167%	140%		181%	113%	167%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01.
(c)

Total return is calculated at net asset value assuming reinvestment of dividends and capital gains, if any. Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.

(d)	Amount rounds to less than 0.01%.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

See accompanying notes to financial statements.

|  36

Financial Highlights (continued)

For a share outstanding throughout each period.

	Natixis U.S. Equity Opportunities ETF
	Year Ended December 31, 2022		Year Ended December 31, 2021		Period Ended December 31, 2020*
Net asset value, beginning of the period	$34.08		$28.69		$25.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)	0.11		(0.00	)(b)	(0.00	)(b)
Net realized and unrealized gain (loss)	(7.01)		7.02		3.69

Total from Investment Operations	(6.90)		7.02		3.69

LESS DISTRIBUTIONS FROM:
Net investment income	(0.12)		(0.01)		—
Net realized capital gains	(1.93)		(1.62)		(0.00	)(b)

Total Distributions	(2.05)		(1.63)		(0.00)

Net asset value, end of the period	$25.13		$34.08		$28.69

Total return(c)	(20.77)%		24.45%		14.78	%(d)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$8,121		$10,334		$11,855
Net expenses(e)	0.88	%(f)	0.90%		0.90	%(g)
Gross expenses	2.57%		2.07%		2.99	%(g)
Net investment income (loss)	0.38%		(0.01)%		(0.02	)%(g)
Portfolio turnover rate(h)	53%		19%		6%

*	From commencement of operations on September 16, 2020 through December 31, 2020.
(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)

Total return is calculated at net asset value assuming reinvestment of dividends and capital gains, if any. Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.

(d)	Periods less than one year are not annualized.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Effective July 1, 2022, the expense limit decreased from 0.90% to 0.85%. See Note 6 of Notes to Financial Statements.
(g)	Computed on an annualized basis for periods less than one year.
(h)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

See accompanying notes to financial statements.

37  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Natixis Vaughan Nelson Mid Cap ETF
	Year Ended December 31, 2022	Year Ended December 31, 2021		Period Ended December 31, 2020*
Net asset value, beginning of the period	$32.93	$29.87		$25.17

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.24	0.18		0.04
Net realized and unrealized gain (loss)	(3.68)	6.21		4.72

Total from Investment Operations	(3.44)	6.39		4.76

LESS DISTRIBUTIONS FROM:
Net investment income	(0.29)	(0.21)		(0.04)
Net realized capital gains	(0.93)	(3.12)		(0.02)

Total Distributions	(1.22)	(3.33)		(0.06)

Net asset value, end of the period	$28.27	$32.93		$29.87

Total return(b)	(10.64)%	21.47%		18.91	%(c)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$7,078	$8,905		$7,779
Net expenses(d)	0.85%	0.87	%(e)	0.90	%(f)
Gross expenses	2.76%	2.39%		4.53	%(f)
Net investment income	0.81%	0.54%		0.53	%(f)
Portfolio turnover rate(g)	55%	72%		10%

*	From commencement of operations on September 16, 2020 through December 31, 2020.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)

Total return is calculated at net asset value assuming reinvestment of dividends and capital gains, if any. Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.

(c)	Periods less than one year are not annualized.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Effective July 1, 2021, the expense limit decreased from 0.90% to 0.85%.
(f)	Computed on an annualized basis for periods less than one year.
(g)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

See accompanying notes to financial statements.

|  38

Financial Highlights (continued)

For a share outstanding throughout each period.

	Natixis Vaughan Nelson Select ETF
	Year Ended December 31, 2022	Year Ended December 31, 2021		Period Ended December 31, 2020*
Net asset value, beginning of the period	$32.01	$27.42		$24.86

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.09	0.21	(b)	0.02
Net realized and unrealized gain (loss)	(5.19)	10.68		2.56

Total from Investment Operations	(5.10)	10.89		2.58

LESS DISTRIBUTIONS FROM:
Net investment income	(0.08)	(0.29)		(0.02)
Net realized capital gains	(1.68)	(6.01)		—

Total Distributions	(1.76)	(6.30)		(0.02)

Net asset value, end of the period	$25.15	$32.01		$27.42

Total return(c)	(16.59)%	39.60	%(b)	10.37	%(d)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$11,831	$6,415		$6,043
Net expenses(e)	0.80%	0.83	%(f)	0.85	%(g)
Gross expenses	2.57%	3.08%		4.95	%(g)
Net investment income	0.35%	0.65	%(b)	0.24	%(g)
Portfolio turnover rate(h)	55%	88%		16%

*	From commencement of operations on September 16, 2020 through December 31, 2020.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)

Includes a non-recurring dividend. Without this dividend, net investment income per share would have been $0.02, total return would have been 38.99% and the ratio of net investment income to average net assets would have been 0.07%.

(c)

Total return is calculated at net asset value assuming reinvestment of dividends and capital gains, if any. Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.

(d)	Periods less than one year are not annualized.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Effective July 1, 2021, the expense limit decreased from 0.85% to 0.80%.
(g)	Computed on an annualized basis for periods less than one year.
(h)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

See accompanying notes to financial statements.

39  |

Notes to Financial Statements

December 31, 2022

1.  Organization.  Natixis ETF Trust and Natixis ETF Trust II (the “Trusts” and each a “Trust”) are each organized as a Massachusetts business trust. Each Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Each Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of beneficial interest of the Funds. Shares of the Funds are listed for trading on the NYSE Arca, Inc. (the “NYSE Arca”) and traded on other exchanges. The following funds (individually, a “Fund” and collectively, the “Funds”) are included in this report:

Natixis ETF Trust:

Natixis Loomis Sayles Short Duration Income ETF (the “Short Duration Income ETF”)

Natixis ETF Trust II:

Natixis U.S. Equity Opportunities ETF (the “U.S. Equity Opportunities ETF”)

Natixis Vaughan Nelson Mid Cap ETF (the “Mid Cap ETF”)

Natixis Vaughan Nelson Select ETF (the “Select ETF”)

Each Fund is a diversified investment company, except for Select ETF, which is a non-diversified investment company.

Unlike traditional ETFs that provide daily disclosure of their portfolio holdings, U.S. Equity Opportunities ETF, Mid Cap ETF and Select ETF do not disclose the daily holdings of the actual portfolio. Instead, the Funds disclose a portfolio that is designed to reflect the economic exposure and risk characteristics of the actual portfolio on any given trading day (the “Proxy Portfolio”). Although the Proxy Portfolio is intended to provide Authorized Participants and other market participants with enough information to allow them to engage in effective arbitrage transactions that will keep the market price of the Funds’ shares trading at or close to the underlying NAV per share of the Fund, while at the same time enabling them to establish cost-effective hedging strategies to reduce risk, there is a risk that market prices will vary significantly from the underlying NAV of the Funds.

The Funds issue and redeem shares on a continuous basis through ALPS Distributors, Inc. (“ALPS”). Each Fund may pay ALPS, an unaffiliated distributor, fees under a plan adopted pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”). Currently, no Rule 12b-1 fees are charged. Future payments may be made under the 12b-1 Plan without further shareholder approval.

Most expenses can be directly attributed to a Fund. Expenses which cannot be directly attributed to a Fund are generally apportioned based on the relative net assets of each of the Funds in Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV and Gateway Trust (“Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (“Loomis Sayles Funds Trusts”) and the Trusts.

2.  Significant Accounting Policies.  The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds’ financial statements follow the accounting and reporting guidelines provided for investment companies and are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Management has evaluated the events and transactions subsequent to year-end through the date the financial statements were issued and has determined that there were no material events that would require disclosure in the Funds’ financial statements.

a.  Valuation.  Registered investment companies are required to value portfolio investments using an unadjusted, readily available market quotation. Each Fund obtains readily available market quotations from independent pricing services. Fund investments for which readily available market quotations are not available are priced at fair value pursuant to the Funds’ Valuation Procedures. The Board of Trustees has approved a valuation designee who is subject to the Board’s oversight.

Unadjusted readily available market quotations that are utilized for exchange traded equity securities (including shares of closed-end investment companies and exchange-traded funds) include the last sale price quoted on the exchange where the security is traded most extensively. Futures contracts are valued at the closing settlement price on the exchange on which the valuation designee believes that, over time, they are traded most extensively. Shares of open-end investment companies are valued at net asset value per share.

Exchange traded equity securities for which there is no reported sale during the day are fair valued at the closing bid quotation as reported by an independent pricing service. Unlisted equity securities (except unlisted preferred equity securities) are fair valued at the last sale price quoted in the market where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. If there is no last sale price or closing bid quotation available, unlisted equity securities will be fair valued using evaluated bids furnished by an independent pricing service, if available.

Debt securities and unlisted preferred equity securities are fair valued based on evaluated bids furnished to the Fund by an independent pricing service or bid prices obtained from broker-dealers. Broker-dealer bid prices may be used to fair value debt and unlisted equities where an independent pricing service is unable to price an investment or where an independent pricing service does not provide a reliable price for the investment.

|  40

Notes to Financial Statements (continued)

December 31, 2022

The Funds may also fair value investments in other circumstances such as when extraordinary events occur after the close of a foreign market, but prior to the close of the New York Stock Exchange. This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer’s security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets). When fair valuing a Fund’s investments, the valuation designee may, among other things, use modeling tools or other processes that may take into account factors such as issuer specific information, or other related market activity and/or information that occurred after the close of the foreign market but before the time the Fund’s net asset value (“NAV”) is calculated. Fair valuation by the Fund(s) valuation designee may require subjective determinations about the value of the investment, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same investments. In addition, the use of fair value pricing may not always result in adjustments to the prices of investments held by a Fund.

b.  Investment Transactions and Related Investment Income.  Investment transactions are accounted for on a trade date plus one day basis for daily NAV calculation. However, for financial reporting purposes, investment transactions are reported on trade date. Dividend income (including income reinvested) and foreign withholding tax, if applicable, are recorded on the ex-dividend date, or in the case of certain foreign securities, as soon as a Fund is notified, and interest income is recorded on an accrual basis. Dividends reinvested and stock dividends are reflected as non-cash dividends on the Statements of Operations. Interest income is increased by the accretion of discount and decreased by the amortization of premium, if applicable. For securities with paydown provisions, principal payments received are treated as a proportionate reduction to the cost basis of the securities, and excess or shortfall amounts are recorded as income. Distributions received from investments in securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments or as a realized gain, respectively. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis.

c.  Foreign Currency Translation.  The books and records of the Funds are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars, if any, are translated into U.S. dollars based upon the World Market or “WM11” foreign exchange rates supplied by an independent pricing service. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars on the respective dates of such transactions.

Net realized foreign exchange gains or losses arise from sales of foreign currency, changes in exchange rates between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded in the Funds’ books and records and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities, other than investment securities, as of the end of the fiscal period, resulting from changes in exchange rates. Net realized foreign exchange gains or losses and the net change in unrealized foreign exchange gains or losses are disclosed in the Statements of Operations. For federal income tax purposes, net realized foreign exchange gains or losses are characterized as ordinary income and may, if the Funds have net losses, reduce the amount of income available to be distributed by the Funds.

The values of investment securities are presented at the foreign exchange rates prevailing at the end of the period for financial reporting purposes. Net realized and unrealized gains or losses on investments reported in the Statements of Operations reflect gains or losses resulting from changes in exchange rates and fluctuations which arise due to changes in market prices of investment securities.

The Funds may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

d.  Futures Contracts.  A Fund may enter into futures contracts. Futures contracts are agreements between two parties to buy and sell a particular instrument or index for a specified price on a specified future date.

When a Fund enters into a futures contract, it is required to deposit with (or for the benefit of) its broker an amount of cash or short-term high-quality securities as “initial margin.” As the value of the contract changes, the value of the futures contract position increases or declines. Subsequent payments, known as “variation margin,” are made or received by a Fund, depending on the price fluctuations in the fair value of the contract and the value of cash or securities on deposit with the broker. The aggregate principal amounts of the contracts are not recorded in the financial statements. Daily fluctuations in the value of the contracts are recorded in the Statements of Assets and Liabilities as a receivable (payable) and in the Statements of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses). Realized gain or loss on a futures position is equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, minus brokerage commissions. When a Fund enters into a futures contract certain risks may arise, such as illiquidity in the futures market, which may limit a Fund’s ability to close out a futures contract prior to settlement date, and unanticipated movements in the value of securities or interest rates. Futures contracts outstanding at the end of the period, if any, are listed in each applicable Fund’s Portfolio of Investments.

41  |

Notes to Financial Statements (continued)

December 31, 2022

Futures contracts are exchange-traded. Exchange-traded futures contracts are standardized and are settled through a clearing house with fulfillment supported by the credit of the exchange. Therefore, counterparty credit risks to the Funds are reduced; however, in the event that a counterparty enters into bankruptcy, a Fund’s claim against initial/variation margin on deposit with the counterparty may be subject to terms of a final settlement in bankruptcy court.

e.  Federal and Foreign Income Taxes.  The Trusts treat each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code of 1986 (“IRC”), as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Management has performed an analysis of each Fund’s tax positions for the open tax years as of December 31, 2022 and has concluded that no provisions for income tax are required. The Funds’ federal tax returns for the prior three fiscal years, where applicable, remain subject to examination by the Internal Revenue Service. Management is not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Funds. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

A Fund may be subject to foreign withholding taxes on investment income and taxes on capital gains on investments that are accrued and paid based upon the Fund’s understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign withholding taxes on dividend and interest income are reflected on the Statements of Operations as a reduction of investment income, net of amounts that have been or are expected to be reclaimed and paid. Dividends and interest receivable on the Statements of Assets and Liabilities are net of foreign withholding taxes. Foreign withholding taxes where reclaims have been or are expected to be filed and paid are reflected on the Statements of Assets and Liabilities as tax reclaims receivable. Capital gains taxes paid are included in net realized gain (loss) on investments in the Statements of Operations. Accrued but unpaid capital gains taxes are reflected as foreign taxes payable on the Statements of Assets and Liabilities, if applicable, and reduce unrealized gains on investments. In the event that realized gains on investments are subsequently offset by realized losses, taxes paid on realized gains may be returned to a Fund. Such amounts, if applicable, are reflected as foreign tax rebates receivable on the Statements of Assets and Liabilities and are recorded as a realized gain when received.

f.  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes of items such as premium amortization, distribution re-designations, return of capital distributions received, reversal of in-kind sales realized gains and losses, redemptions in-kind, passive foreign investment company adjustments and paydown gains and losses. Permanent book and tax basis differences relating to shareholder distributions, net investment income and net realized gains will result in reclassifications to capital accounts reported on the Statements of Assets and Liabilities. Temporary differences between book and tax distributable earnings are primarily due to deferred Trustees’ fees, futures contract mark-to-market, return of capital distributions received, premium amortization, passive foreign investment company adjustments and wash sales. Amounts of income and capital gain available to be distributed on a tax basis are determined annually, and at other times during the Funds’ fiscal year as may be necessary to avoid knowingly declaring and paying a return of capital distribution. Distributions from net investment income and net realized short-term capital gains are reported as distributed from ordinary income for tax purposes.

The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the years ended December 31, 2022 and 2021 was as follows:

	2022 Distributions			2021 Distributions
Fund	Ordinary Income	Long-Term Capital Gains	Total	Ordinary Income	Long-Term Capital Gains	Total
Short Duration Income ETF	$723,670	$—	$723,670	$621,998	$294,072	$916,070
U.S. Equity Opportunities ETF	47,396	601,990	649,386	457,543	24,893	482,436
Mid Cap ETF	86,713	220,853	307,566	850,463	23,278	873,741
Select ETF	265,241	144,020	409,261	989,251	20,692	1,009,943

Distributions paid to shareholders from net investment income and net realized capital gains, based on accounting principles generally accepted in the United States of America, are consolidated and reported on the Statements of Changes in Net Assets as Distributions to Shareholders. Distributions paid to shareholders from net investment income and net realized capital gains expressed in per-share

|  42

Notes to Financial Statements (continued)

December 31, 2022

amounts, based on accounting principles generally accepted in the United States of America, are separately stated and reported within the Financial Highlights.

As of December 31, 2022, the components of distributable earnings on a tax basis were as follows:

	Short Duration Income ETF	U.S. Equity Opportunities ETF	Mid Cap ETF	Select ETF
Undistributed ordinary income	$3,583	$—	$—	$4
Undistributed long-term capital gains	—	25,011	—	—

Total undistributed earnings	3,583	25,011	—	4

Capital loss carryforward:
Short-term:
No expiration date	(1,297,633)	—	(429,004)	(171,437)
Long-term:
No expiration date	(115,880)	—	(324,611)	(66,349)

Total capital loss carryforward	(1,413,513)	—	(753,615)	(237,786)

Unrealized appreciation (depreciation)	(1,154,096)	(652,273)	353,075	(603,572)

Total accumulated losses	$(2,564,026)	$(627,262)	$(400,540)	$(841,354)

As of December 31, 2022, the tax cost of investments (including derivatives, if applicable) and unrealized appreciation (depreciation) on a federal tax basis were as follows:

	Short Duration Income ETF	U.S. Equity Opportunities ETF	Mid Cap ETF	Select ETF
Federal tax cost	$37,400,881	$8,791,908	$6,797,544	$12,490,037

Gross tax appreciation	$107,998	$718,248	$694,864	$439,201
Gross tax depreciation	(1,262,094)	(1,370,521)	(341,789)	(1,042,773)

Net tax appreciation (depreciation)	$(1,154,096)	$(652,273)	$353,075	$(603,572)

g.  Repurchase Agreements.  Each Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, under which each Fund acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. It is each Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty including possible delays or restrictions upon the Fund’s ability to dispose of the underlying securities. As of December 31, 2022, each Fund, as applicable, had investments in repurchase agreements for which the value of the related collateral exceeded the value of the repurchase agreement. The gross value of repurchase agreements is included in the Statements of Assets and Liabilities for financial reporting purposes.

h.  Due from Brokers.  Transactions and positions in certain futures contracts are maintained and cleared by registered U.S. broker/dealers pursuant to customer agreements between a Fund and the various broker/dealers.The due from brokers balance in the Statements of Assets and Liabilities for Short Duration Income ETF represents cash pledged as initial margin for futures contracts.In certain circumstances a Fund’s use of cash and/or securities held at brokers is restricted by regulation or broker mandated limits.

i.  Indemnifications.  Under the Trusts’ organizational documents, their officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

j.  New Accounting Pronouncement.  In June 2022, the Financial Accounting Standards Board issued Accounting Standards Update 2022-03, “Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions” (“ASU 2022-03”). ASU 2022-03 clarifies the guidance in ASC 820 related to the measurement of fair value of an equity security subject to contractual sale restrictions, eliminating the ability to apply a discount to the fair value of such securities, and introducing related disclosure requirements. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. Management is currently evaluating the impact of applying this update.

43  |

Notes to Financial Statements (continued)

December 31, 2022

In January 2021, the Financial Accounting Standards Board issued Accounting Standard Update 2021-01, Reference Rate Reform (Topic 848) (“ASU 2021-01”). ASU 2021-01 is an update of ASU 2020-04, which was issued in response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of the London Interbank Offered Rate (“LIBOR”), expected to occur no later than June 30, 2023. Regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides temporary guidance to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. ASU 2020-04 amendments offer optional expedients for contract modifications that would allow an entity to account for such modifications by prospectively adjusting the effective interest rate, instead of evaluating each contract, in accordance with existing accounting standards, as to whether reference rate modifications constitute the establishment of new contracts or the continuation of existing contracts. ASU 2021-01 clarifies that certain provisions in Topic 848, if elected by an entity, apply to derivative instruments that use an interest rate for margining, discounting, or contract price alignment that is modified as a result of reference rate reform. The amendments are currently effective and an entity may elect to apply its provisions as of any date from the beginning of an interim period that includes or is subsequent to March 12, 2020. In December 2022, the Financial Accounting Standards Board issued a further update to Topic 848 under ASU 2022-06, which defers the sunset date of Topic 848 from December 31, 2022, to December 31, 2024, after which entities will no longer be permitted to apply the optional expedients provided in Topic 848. Management expects to apply the optional expedients when appropriate.

3. Fair Value Measurements.  In accordance with accounting standards related to fair value measurements and disclosures, the Funds have categorized the inputs utilized in determining the value of each Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical assets or liabilities;

•

Level 2 – prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.); and

•

Level 3 – prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect each Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Funds’ pricing policies have been approved by the Board of Trustees. Investments for which market quotations are readily available are categorized in Level 1. Other investments for which an independent pricing service is utilized are categorized in Level 2. Broker-dealer bid prices for which the Funds have knowledge of the inputs used by the broker-dealer are categorized in Level 2. All other investments, including broker-dealer bid prices for which the Funds do not have knowledge of the inputs used by the broker-dealer, as well as investments fair valued by the valuation designee, are categorized in Level 3. All Level 2 and 3 securities are defined as being fair valued.

Under certain conditions and based upon specific facts and circumstances, the Fund’s valuation designee may determine that a fair valuation should be made for portfolio investment(s). These valuation designee fair valuations will be based upon a significant amount of Level 3 inputs.

|  44

Notes to Financial Statements (continued)

December 31, 2022

The following is a summary of the inputs used to value the Funds’ investments as of December 31, 2022, at value:

Short Duration Income ETF

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Bonds and Notes
Collateralized Mortgage Obligations	$—	$252,199	$42,945	$295,144
All Other Bonds and Notes(a)	—	35,716,407	—	35,716,407

Total Bonds and Notes	—	35,968,606	42,945	36,011,551

Short-Term Investments	—	235,234	—	235,234

Total Investments	—	36,203,840	42,945	36,246,785

Futures Contracts (unrealized appreciation)	30,524	—	—	30,524

Total	$30,524	$36,203,840	$42,945	$36,277,309

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

U.S. Equity Opportunities ETF

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$8,028,854	$—	$—	$8,028,854
Short-Term Investments	—	110,781	—	110,781

Total	$8,028,854	$110,781	$—	$8,139,635

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

Mid Cap ETF

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$7,027,056	$—	$—	$7,027,056
Short-Term Investments	—	123,563	—	123,563

Total	$7,027,056	$123,563	$—	$7,150,619

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

Select ETF

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$11,362,075	$—	$—	$11,362,075
Short-Term Investments	—	524,390	—	524,390

Total	$11,362,075	$524,390	$—	$11,886,465

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

45  |

Notes to Financial Statements (continued)

December 31, 2022

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value as of December 31, 2021 and/or December 31, 2022:

Short Duration Income ETF

Asset Valuation Inputs

Investments in Securities	Balance as of December 31, 2021	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of December 31, 2022	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at December 31, 2022
Bonds and Notes
Collateralized Mortgage Obligations	$35,310	$—	$(154)	$(608)	$70	$(35,863)	$44,190	$—	$42,945	$(732)

A debt security valued at $44,190 was transferred from Level 2 to Level 3 during the period ended December 31, 2022. At December 31, 2021, this security was valued based on evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies. At December 31, 2022, this security was fair valued as determined by the Fund’s valuation designee as an independent pricing service did not provide a reliable price for the security.

4.  Derivatives.  Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of an underlying asset, reference rate or index. Derivative instruments that Short Duration Income ETF used during the period include futures contracts.

The Fund is subject to the risk that changes in interest rates will affect the value of the Fund’s investments in fixed-income securities. The Fund will be subject to increased interest rate risk to the extent that it invests in fixed-income securities with longer maturities or durations, as compared to investing in fixed-income securities with shorter maturities or durations. The Fund may use futures contracts to hedge against changes in interest rates and to manage duration without having to buy or sell portfolio securities. During the year ended December 31, 2022, Short Duration Income ETF used futures contracts to manage duration.

The following is a summary of derivative instruments for Short Duration Income ETF as of December 31, 2022, as reflected within the Statements of Assets and Liabilities:

Assets	Unrealized appreciation on futures contracts[1]
Exchange-traded asset derivatives
Interest rate contracts	$30,524

1

Represents cumulative unrealized appreciation (depreciation) on futures contracts. Only the current day’s variation margin on futures contracts is reported within the Statements of Assets and Liabilities as receivable or payable for variation margin, as applicable.

Transactions in derivative instruments for Short Duration Income ETF during the year ended December 31, 2022, as reflected within the Statements of Operations, were as follows:

Net Realized Gain (Loss) on:	Futures contracts
Interest rate contracts	$80,592

Net Change in Unrealized Appreciation (Depreciation) on:	Futures contracts
Interest rate contracts	$62,405

As the Fund values its derivatives at fair value and recognizes changes in fair value through the Statement of Operations, it does not qualify for hedge accounting under authoritative guidance for derivative instruments. The Fund’s investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these disclosures.

|  46

Notes to Financial Statements (continued)

December 31, 2022

The volume of futures contract activity, as a percentage of net assets, based on gross month-end notional amounts outstanding during the period, including long and short positions at absolute value, was as follows for the year ended December 31, 2022:

Short Duration Income ETF	Futures
Average Notional Amount Outstanding	31.57%
Highest Notional Amount Outstanding	44.85%
Lowest Notional Amount Outstanding	21.30%
Notional Amount Outstanding as of December 31, 2022	36.03%

Notional amounts outstanding at the end of the prior period, if applicable, are included in the average notional amount outstanding.

Unrealized gain and/or loss on open futures contracts is recorded in the Statements of Assets and Liabilities. The aggregate notional values of futures contracts are not recorded in the Statements of Assets and Liabilities, and therefore are not included in the Fund’s net assets.

Counterparty risk is managed based on policies and procedures established by each Fund’s adviser. Such policies and procedures may include, but are not limited to, minimum counterparty credit rating requirements, monitoring of counterparty credit default swap spreads and posting of collateral. With exchange-traded derivatives, there is minimal counterparty credit risk to the Fund because the exchange’s clearing house, as counterparty to these instruments, stands between the buyer and the seller of the contract. Credit risk still exists in exchange-traded derivatives with respect to initial and variation margin that is held in a broker’s customer accounts. While brokers typically are required to segregate customer margin for exchange-traded derivatives from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro rata basis across all of the broker’s customers, potentially resulting in losses to the Fund. Based on balances reflected on each Fund’s Statement of Assets and Liabilities, the following table shows the maximum amount of loss due to credit risk that, based on the gross fair value of the financial instrument, the applicable Fund would incur if parties to the relevant financial instruments failed completely to perform according to the terms of the contracts and the collateral or other security, if any, for the amount due proved to be of no value to the Fund:

Fund	Maximum Amount of Loss - Gross	Maximum Amount of Loss - Net
Short Duration Income ETF	$103,000	$103,000

5.  Purchases and Sales of Securities.  For the year ended December 31, 2022, purchases and sales of securities (excluding in-kind transactions and short-term investments and including paydowns) were as follows:

	U.S. Government/Agency Securities		Other Securities
Fund	Purchases	Sales	Purchases	Sales
Short Duration Income ETF	$26,285,137	$35,148,228	$39,507,784	$37,225,239
U.S. Equity Opportunities ETF	—	—	4,669,610	5,080,665
Mid Cap ETF	—	—	4,094,443	4,249,013
Select ETF	—	—	4,450,437	4,956,370

For the year ended December 31, 2022, in-kind transactions were as follows:

Fund	In-Kind Purchases	In-Kind Sales
U.S. Equity Opportunities ETF	$2,504,611	$1,880,744
Mid Cap ETF	874,900	1,464,843
Select ETF	8,516,393	1,755,289

U.S. Equity Opportunities ETF, Mid Cap ETF and Select ETF realized a gain of $333,004, $253,884 and $243,083, respectively on in-kind sales during the year ended December 31, 2022. Gains and losses realized on in-kind sales are not recognized for tax purposes and are re-classified from realized gain (loss) to paid-in-capital.

6.  Management Fees and Other Transactions with Affiliates.

a.  Management Fees.  Natixis Advisors, LLC (“Natixis Advisors”), serves as investment adviser to each Fund. Natixis Advisors is a wholly-owned subsidiary of Natixis Investment Managers, LLC, which is part of Natixis Investment Managers, an international asset

47  |

Notes to Financial Statements (continued)

December 31, 2022

management group based in Paris, France. Under the terms of the management agreements, each Fund pays a management fee at the following annual rates, calculated daily and payable monthly, based on each Fund’s average daily net assets:

	Percentage of Average Daily Net Assets
Fund	First $1.5 billion	Over $1.5 billion
Short Duration Income ETF	0.30%	0.30%
U.S. Equity Opportunities ETF	0.70%	0.70%
Mid Cap ETF	0.75%	0.70%
Select ETF	0.70%	0.70%

Prior to July 1, 2022, U.S. Equity Opportunities ETF paid a management fee at the annual rate of 0.75% of the Fund’s average daily net assets, calculated daily and payable monthly.

Natixis Advisors has entered into subadvisory agreements for each Fund as listed below.

Short Duration Income ETF	Loomis, Sayles & Company, L.P. (“Loomis Sayles”)
U.S. Equity Opportunities ETF	Harris Associates L.P. (“Harris”), Loomis Sayles
Mid Cap ETF	Vaughan Nelson Investment Management, L.P. (“Vaughan Nelson”)
Select ETF	Vaughan Nelson

Harris and Vaughan Nelson are subsidiaries of Natixis Investment Managers, LLC. Loomis Sayles is a limited partnership whose sole general partner, Loomis, Sayles & Company, Inc., is indirectly owned by Natixis Investment Managers, LLC.

Under the terms of the subadvisory agreements, each Fund has agreed to pay its respective subadviser a subadvisory fee at the following annual rates, calculated daily and payable monthly, based on each Fund’s average daily net assets:

		Percentage of Average Daily Net Assets
Fund	Subadviser	First $1.5 billion	Over $1.5 billion
Short Duration Income ETF	Loomis Sayles	0.15%	0.15%
U.S. Equity Opportunities ETF
Large Cap Value Segment	Harris	0.52%	0.52%
All Cap Growth Segment	Loomis Sayles	0.40%	0.40%
Mid Cap ETF	Vaughan Nelson	0.47%	0.44%
Select ETF	Vaughan Nelson	0.47%	0.47%

Payments to Natixis Advisors are reduced by the amounts of payments to the subadvisers, as calculated based on the table above.

Natixis Advisors has given a binding undertaking to the Funds to waive management fees and/or reimburse certain expenses to limit the Funds’ operating expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes, organizational and extraordinary expenses such as litigation and indemnification expenses. This undertaking is in effect until April 30, 2025, except for U.S. Equity Opportunities ETF which is in effect until April 30, 2026, may be terminated before then only with the consent of the Funds’ Board of Trustees, and is reevaluated on an annual basis. Management fees payable, as reflected on the Statements of Assets and Liabilities, is net of waivers and/or expense reimbursements, if any, pursuant to these undertakings. Waivers/reimbursements that exceed management fees payable are reflected on the Statements of Assets and Liabilities as receivable from investment adviser.

For the year ended December 31, 2022, the expense limits as a percentage of average daily net assets under the expense limitation agreements were as follows:

Fund	Expense Limit as a Percentage of Average Daily Net Assets
Short Duration Income ETF	0.38%
U.S. Equity Opportunities ETF	0.85%
Mid Cap ETF	0.85%
Select ETF	0.80%

|  48

Notes to Financial Statements (continued)

December 31, 2022

Prior to July 1, 2022, the expense limits as a percentage of average daily net assets under the expense limitation agreements for U.S. Equity Opportunities ETF were as follows:

Fund	Expense Limit as a Percentage of Average Daily Net Assets
U.S. Equity Opportunities ETF	0.90%

Natixis Advisors shall be permitted to recover expenses borne under the expense limitation agreements (whether through waiver of management fees or otherwise) in later periods to the extent the annual operating expenses of a Fund fall below both (1) a Funds’ expense limitation ratio in place at the time such amounts were waived/reimbursed and (2) a Funds’ current applicable expense limitation ratio, provided, however, that a Fund is not obligated to pay such waived/reimbursed fees or expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

For the year ended December 31, 2022, the management fees and waiver of management fees for each Fund were as follows:

	Gross Management Fees	Contractual Waivers of Management Fees[1]	Net Management Fees	Percentage of Average Daily Net Assets
Fund				Gross	Net
Short Duration Income ETF	$121,233	$121,233	$—	0.30%	—%
U.S. Equity Opportunities ETF	66,213	66,213	—	0.73%	—%
Mid Cap ETF	58,631	58,631	—	0.75%	—%
Select ETF	57,809	57,809	—	0.70%	—%

[1]	Management fee waiver is subject to possible recovery until December 31, 2023.

For the year ended December 31, 2022, expenses have been reimbursed as follows:

Fund	Reimbursements[2]
Short Duration Income ETF	$82,206
U.S. Equity Opportunities ETF	88,089
Mid Cap ETF	91,033
Select ETF	88,429

[2]	Expense reimbursement is subject to possible recovery until December 31, 2023.

No expenses were recovered for any of the Funds during the year ended December 31, 2022 under the terms of the expense limitation agreements.

b.  Administrative Fees.  Natixis Advisors provides certain administrative services for the Funds and contracts with State Street Bank and Trust Company (“State Street Bank”) to serve as sub-administrator. Pursuant to an agreement among Natixis Funds Trusts, Loomis Sayles Funds Trusts, the Trusts and Natixis Advisors, each Fund pays Natixis Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0540% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and the Trusts, 0.0500% of the next $15 billion, 0.0400% of the next $30 billion, 0.0275% of the next $30 billion and 0.0225% of such assets in excess of $90 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and the Trusts of $10 million, which is reevaluated on an annual basis.

For the year ended December 31, 2022, the administrative fees for each Fund were as follows:

Fund	Administrative Fees
Short Duration Income ETF	$18,212
U.S. Equity Opportunities ETF	4,118
Mid Cap ETF	3,529
Select ETF	3,753

c.  Trustees Fees and Expenses.  The Trusts do not pay any compensation directly to their officers or Trustees who are directors, officers or employees of Natixis Advisors, Natixis Distribution, LLC (“Natixis Distribution”), Natixis Investment Managers, LLC or their affiliates. The Chairperson of the Board of Trustees receives a retainer fee at the annual rate of $369,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that he attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $210,000. Each Independent Trustee also receives a meeting attendance fee of $10,000 for each meeting of the Board of Trustees that he or she attends in person and

49  |

Notes to Financial Statements (continued)

December 31, 2022

$5,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, the chairperson of the Contract Review Committee, the chairperson of the Audit Committee and the chairperson of the Governance Committee each receive an additional retainer fee at the annual rate of $20,000. Each Contract Review Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. These fees are allocated among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trusts based on a formula that takes into account, among other factors, the relative net assets of each fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

Effective January 1, 2023, each Governance Committee member is compensated $2,500 for each Committee meeting that he or she attends either in person or telephonically.

A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain funds of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trusts as designated by the participating Trustees. Changes in the value of participants’ deferral accounts are allocated pro rata among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trusts and are normally reflected as Trustees’ fees and expenses in the Statements of Operations. Deferred amounts remain in the funds until distributed in accordance with the provisions of the Plan. The portions of the accrued obligations allocated to the Funds under the Plan are reflected as Deferred Trustees’ fees in the Statements of Assets and Liabilities.

For the year ended December 31, 2022, net depreciation in the value of participants’ deferral accounts are reflected on the Statements of Operations as a reduction to expenses, as follows:

Fund	Amount
Short Duration Income ETF	$(1,060)

Certain officers and employees of Natixis Advisors and affiliates are also officers and/or Trustees of the Trusts.

d.  Affiliated Ownership.  As of December 31, 2022, the percentage of each Fund’s net assets owned by Natixis is as follows:

Fund	Percent of Net Assets
U.S. Equity Opportunities ETF	96.30%
Mid Cap ETF	64.40%
Select ETF	38.33%

Investment activities of affiliated shareholders could have material impacts on the Funds.

7.  Line of Credit.  Each Fund, together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and the Trusts, entered into a $500,000,000 committed unsecured line of credit provided by State Street Bank. Any one Fund may borrow up to $350,000,000 under the line of credit agreement (as long as all borrowings by all Funds in the aggregate do not exceed the $500,000,000 limit at any time), subject to each Fund’s investment restrictions and its contractual obligations under the line of credit. Interest is charged to the Funds based upon the terms set forth in the agreement. In addition, a commitment fee of 0.15% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit. The Funds paid certain legal fees in connection with the line of credit agreement, which are being amortized over a period of 364 days and are reflected in legal fees on the Statements of Operations. The unamortized balance is reflected as prepaid expenses on the Statements of Assets and Liabilities.

For the year ended December 31, 2022, the Funds had no borrowings under this agreement.

8.  Payable to Custodian Bank.  The Fund’s custodian bank, State Street Bank, provides overdraft protection to the Fund in the event of a cash shortfall. Cash overdrafts may bear interest at a rate periodically determined by State Street Bank. At December 31, 2022, U.S. Equity Opportunities ETF had a payable of $84,702 to the custodian bank for an overdraft.

9.  Risk.  The Funds have exposure to certain types of risk as summarized below.

a.  Authorized Participant Concentration Risk.  Only an authorized participant (“Authorized Participant”) may engage in creation or redemption transactions directly with the Funds. The Funds have a limited number of institutions that act as Authorized Participants, none of which are or will be obligated to engage in creation or redemption transactions. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Funds and no other Authorized Participant is able to step forward to create or redeem Creation Units, Fund shares may trade at a discount to NAV and possibly face trading halts and/or delisting.

|  50

Notes to Financial Statements (continued)

December 31, 2022

b.  Premium/Discount Risk.  Shares of the Funds are listed for trading on the NYSE Arca and are bought and sold in the secondary market at market prices that may differ from their most recent NAV. The market value of the Funds’ shares will fluctuate, in some cases materially, in response to changes in the Funds’ NAV, the intraday value of the Funds’ holdings, and the relative supply and demand for the Funds’ shares on the exchange. Disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of an active trading market for shares may result in shares trading at a significant premium or discount to NAV and/or in a reduced liquidity of your investment. If a shareholder purchases shares at a time when the market price is at a premium to the NAV or sells shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

c.  Secondary Market Trading Risk.  Investors buying or selling shares of the Funds in the secondary market will pay brokerage commissions or other charges imposed by broker-dealers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of shares.

d.  Trading Issues Risk.  Trading in shares on the NYSE Arca may be halted in certain circumstances. There can be no assurance that the requirements of the NYSE Arca necessary to maintain the listing of the Funds will continue to be met. Because U.S. Equity Opportunities ETF, Mid Cap ETF, and Select ETF trade on the basis of a published Proxy Portfolio, they may trade at a wider bid/ask spread and may experience a wider premium/discount than traditional ETFs that publish their portfolios on a daily basis, and therefore, may cost investors more to trade especially during periods of market disruption or volatility.

e.  Non-Diversified Risk.  Select ETF is non-diversified, which means that it is not limited under the 1940 Act to a percentage of assets that it may invest in any one issuer. Because the Fund may invest in the securities of a limited number of issuers, an investment in the Fund may involve a higher degree of risk than would be present in a diversified portfolio.

f.  Other.  Russia’s military invasion of Ukraine in February 2022, the resulting responses by the United States and other countries, and the potential for wider conflict could increase volatility and uncertainty in the financial markets and adversely affect regional and global economies. These and any related events could significantly impact a Fund’s performance and the value of an investment in the Fund, even if the Fund does not have direct exposure to Russian issuers or issuers in other countries affected by the invasion.

10.  Capital Shares.  Shares of the Funds may be acquired or redeemed directly from the Funds by Authorized Participants only in aggregations of 50,000 shares (prior to October 1, 2020, in aggregations of 100,000 shares) for Short Duration Income ETF and 10,000 shares for U.S. Equity Opportunities ETF, Mid Cap ETF and Select ETF (“Creation Units”), or multiples thereof. Each Authorized Participant enters into an Authorized Participant agreement with the Funds’ Distributor.

A creation transaction order, which is subject to acceptance by ALPS, generally takes place when an Authorized Participant deposits into the Funds a designated portfolio of securities and/or cash (including any portion of such securities for which cash may be substituted) and a specified amount of cash approximating the holdings of the Funds in exchange for a specified number of Creation Units.

Similarly, shares can be redeemed only in Creation Units, generally for a designated portfolio of securities and/or cash (including any portion of such securities for which cash may be substituted) held by the Funds and a specified amount of cash. Except when aggregated in Creation Units, shares are not redeemable directly with the Funds.

The prices at which creations and redemptions occur are based on the next calculation of NAV after a creation or redemption order is received in an acceptable form under the Authorized Participant agreement. These prices may differ from the market price of the Fund’s shares.

The Funds may impose a creation transaction fee and a redemption transaction fee to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Transaction fees are included in capital share transactions on the Statements of Changes in Net Assets.

Transactions in capital shares were as follows:

	Year Ended December 31, 2022		Year Ended December 31, 2021
Short Duration Income ETF	Shares	Amount	Shares	Amount
Issued from the sale of shares	300,000	$7,253,504	950,000	$23,990,447
Redeemed	(650,000)	(15,631,321)	—	—

Increase (decrease) from capital share transactions	(350,000)	$(8,377,817)	950,000	$23,990,447

51  |

Notes to Financial Statements (continued)

December 31, 2022

10. Capital Shares (continued).

	Year Ended December 31, 2022		Year Ended December 31, 2021
U.S. Equity Opportunities ETF	Shares	Amount	Shares	Amount
Issued from the sale of shares	90,000	$2,551,976	40,000	$1,404,630
Redeemed	(70,000)	(1,938,832)	(150,000)	(5,292,357)

Increase (decrease) from capital share transactions	20,000	$613,144	(110,000)	$(3,887,727)

	Year Ended December 31, 2022		Year Ended December 31, 2021
Mid Cap ETF	Shares	Amount	Shares	Amount
Issued from the sale of shares	30,000	$924,259	130,000	$4,309,789
Redeemed	(50,000)	(1,500,956)	(120,000)	(4,125,272)

Increase (decrease) from capital share transactions	(20,000)	$(576,697)	10,000	$184,517

	Year Ended December 31, 2022		Year Ended December 31, 2021
Select ETF	Shares	Amount	Shares	Amount
Issued from the sale of shares	340,000	$8,802,097	90,000	$3,050,235
Redeemed	(70,000)	(1,838,081)	(110,000)	(3,885,613)

Increase (decrease) from capital share transactions	270,000	$6,964,016	(20,000)	$(835,378)

|  52

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Natixis ETF Trust and Natixis ETF Trust II and Shareholders of Natixis Loomis Sayles Short Duration Income ETF, Natixis U.S. Equity Opportunities ETF, Natixis Vaughan Nelson Mid Cap ETF and Natixis Vaughan Nelson Select ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Natixis Loomis Sayles Short Duration Income ETF (constituting Natixis ETF Trust), Natixis U.S. Equity Opportunities ETF, Natixis Vaughan Nelson Mid Cap ETF and Natixis Vaughan Nelson Select ETF (constituting Natixis ETF Trust II) (hereafter collectively referred to as the “Funds”) as of December 31, 2022, the related statements of operations for the year ended December 31, 2022, the statements of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2022, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2022, and each of the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Boston, Massachusetts

February 22, 2023

We have served as the auditor of one or more of the investment companies in the Natixis Investment Company Complex since at least 1995. We have not been able to determine the specific year we began serving as auditor.

53  |

2022 U.S. Tax Distribution Information to Shareholders (Unaudited)

Corporate Dividends Received Deduction.  For the fiscal year ended December 31, 2022, a percentage of dividends distributed by the Fund listed below qualifies for the dividends received deduction for corporate shareholders. This percentage is as follows:

Fund	Qualifying Percentage
U.S. Equity Opportunities ETF	84.26%
Mid Cap ETF	89.00%
Select ETF	17.83%

Capital Gains Distributions.  Pursuant to Internal Revenue Section 852(b), the following Funds paid distributions, which have been designated as capital gains distributions for the fiscal year ended December 31, 2022, unless subsequently determined to be different.

Fund	Amount
U.S. Equity Opportunities ETF	$601,990
Mid Cap ETF	220,853
Select ETF	144,020

Qualified Dividend Income.  For the fiscal year ended December 31, 2022, the Fund below will designate up to the maximum amount allowable pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates. These lower rates range from 0% to 20% depending on an individual’s tax bracket. If the Fund pays a distribution during calendar year 2022, complete information will be reported in conjunction with Form 1099-DIV.

Fund	Qualifying Percentage
U.S. Equity Opportunities ETF	100.00%
Mid Cap ETF	100.00%
Select ETF	35.23%

|  54

Trustee and Officer Information

The tables below provide certain information regarding the Trustees and officers of Natixis ETF Trust and Natixis ETF Trust II (the “Trusts”). Unless otherwise indicated, the address of all persons below is 888 Boylston Street, Suite 800, Boston, MA 02199-8197. The Funds’ Statements of Additional Information includes additional information about the Trustees of the Trusts and are available by calling Natixis ETFs at 800-458-7452.

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES

Edmond J. English (1953)	Trustee since 2016 for Natixis ETF Trust and 2020 for Natixis ETF Trust II Chairperson of the Governance Committee and Contract Review Committee Member	Executive Chairman of Bob’s Discount Furniture (retail)	54 Director, Burlington Stores, Inc. (retail) and Director, Rue Gilt Groupe, Inc. (e-commerce retail)	Significant experience on the Board and on the boards of other business organizations (including retail companies and a bank); executive experience (including at a retail company)

Richard A. Goglia (1951)	Trustee since 2016 for Natixis ETF Trust and 2020 for Natixis ETF Trust II Audit Committee Member and Governance Committee Member	Retired	54 Formerly, Director of Triumph Group (aerospace industry)	Significant experience on the Board and executive experience (including his role as vice president and treasurer of a defense company and experience at a financial services company)

Wendell J. Knox (1948)	Trustee since 2016 for Natixis ETF Trust and 2020 for Natixis ETF Trust II Chairperson of the Contract Review Committee	Retired	54 Director, Abt Associates Inc. (research and consulting); Director, The Hanover Insurance Group (property and casualty insurance); Formerly, Director, Eastern Bank (bank)	Significant experience on the Board and on the boards of other business organizations (including at a bank and at a property and casualty insurance firm); executive experience (including roles as president and chief executive officer of a research and consulting company)

Martin T. Meehan (1956)	Trustee since 2016 for Natixis ETF Trust and 2020 for Natixis ETF Trust II Contract Review Committee Member and Governance Committee Member	President, University of Massachusetts	54 None	Significant experience on the Board and on the boards of other business organizations; experience as President of the University of Massachusetts; government experience (including as a member of the U.S. House of Representatives); academic experience

55  |

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES – continued

Maureen B. Mitchell (1951)	Trustee since 2017 for Natixis ETF Trust and 2020 for Natixis ETF Trust II Contract Review Committee Member and Governance Committee Member	Retired	54 Director, Sterling Bancorp (bank)	Significant experience on the Board; financial services industry and executive experience (including role as president of global sales and marketing at a financial services company)

James P. Palermo (1955)	Trustee since 2016 for Natixis ETF Trust and 2020 for Natixis ETF Trust II Audit Committee Member	Founding Partner, Breton Capital Management, LLC (private equity); Partner, STEP Partners, LLC (private equity)	54 Director, FutureFuel.io (chemicals and biofuels)	Significant experience on the Board; financial services industry and executive experience (including roles as chief executive officer of client management and asset servicing for a banking and financial services company)

Erik R. Sirri (1958)

Chairperson of the Board of Trustees since 2021

Trustee since 2016 for Natixis ETF Trust and 2020 for Natixis ETF Trust II

Ex Officio member of the Audit Committee, Contract Review Committee and Governance Committee

		Professor of Finance at Babson College	54 None	Significant experience on the Board; experience as Director of the Division of Trading and Markets at the Securities and Exchange Commission; academic experience; training as an economist

Peter J. Smail (1952)	Trustee since 2016 for Natixis ETF Trust and 2020 for Natixis ETF Trust II Audit Committee Member	Retired	54 None	Significant experience on the Board; mutual fund industry and executive experience (including roles as president and chief executive officer for an investment adviser)

|  56

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES – continued

Kirk A. Sykes (1958)	Trustee since 2019 for Natixis ETF Trust and 2020 for Natixis ETF Trust II Audit Committee Member and Governance Committee Member	Managing Director of Accordia Partners, LLC (real estate development); President of Primary Corporation (real estate development); Managing Principal of Merrick Capital Partners (infrastructure finance)

54

Advisor Eastern Bank (bank); Director, Apartment Investment and Management Company (real estate investment trust);

formerly Director, Ares Commercial Real Estate Corporation (real estate investment trust)

Experience on the Board and significant experience on the boards of other business organizations (including real estate companies and banks)

Cynthia L. Walker (1956)	Trustee since 2016 for Natixis ETF Trust and 2020 for Natixis ETF Trust II Chairperson of the Audit Committee	Retired; Formerly, Deputy Dean for Finance and Administration, Yale University School of Medicine	54 None	Significant experience on the Board; executive experience in a variety of academic organizations (including roles as dean for finance and administration)

INTERESTED TRUSTEES

Kevin P. Charleston[3] (1965) One Financial Center Boston, MA 02111	Trustee since 2016 for Natixis ETF Trust and 2020 for Natixis ETF Trust II	President, Chief Executive Officer and Chairman of the Board of Directors, Loomis, Sayles & Company, L.P.	54 None	Significant experience on the Board; continuing service as President, Chief Executive Officer and Chairman of the Board of Directors of Loomis, Sayles & Company, L.P.

David L. Giunta[4] (1965)

Trustee since 2015 for Natixis ETF Trust and 2017 for Natixis ETF Trust II

President and Chief Executive Officer of Natixis ETF Trust since 2011; President and Chief Executive Officer of Natixis ETF Trust II since 2017

		President and Chief Executive Officer, Natixis Advisors, LLC and Natixis Distribution, LLC	54 None	Significant experience on the Board; experience as President and Chief Executive Officer of Natixis Advisors, LLC and Natixis Distribution, LLC

[1]	Each Trustee serves until retirement, resignation or removal from the Board. The current retirement age is 75. The position of Chairperson of the Board is appointed for a three-year term.

[2]

The Trustees of the Trusts serve as Trustees of a fund complex that includes all series of the Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Gateway Trust, Loomis Sayles Funds I, Loomis Sayles Funds II, Natixis ETF Trust and Natixis ETF Trust II (collectively, the “Fund Complex”).

[3]

Mr. Charleston is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: President, Chief Executive Officer and Chairman of the Board of Directors of Loomis, Sayles & Company, L.P.

[4]

Mr. Giunta is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: President and Chief Executive Officer, Natixis Advisors, LLC and Natixis Distribution, LLC.

57  |

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years[2]

OFFICERS OF THE TRUSTS

Matthew Block (1981)	Treasurer, Principal Financial and Accounting Officer	Since 2022	Senior Vice President, Natixis Advisors, LLC and Natixis Distribution, LLC; formerly, Vice President, Natixis Advisors, LLC and Natixis Distribution, LLC; Assistant Treasurer of the Fund Complex; Managing Director, State Street Bank and Trust Company

Susan McWhan Tobin (1963)	Secretary and Chief Legal Officer	Since 2022	Executive Vice President, General Counsel and Secretary, Natixis Advisors, LLC and Natixis Distribution, LLC; formerly, Executive Vice President and Chief Compliance Officer of Natixis Investment Managers (March 2019 – May 2022) and Senior Vice President and Head of Compliance, US for Natixis Investment Managers (July 2011 – March 2019)

Natalie R. Wagner (1979)	Chief Compliance Officer, Assistant Secretary and Anti-Money Laundering Officer	Since 2021	Senior Vice President, Natixis Advisors, LLC and Natixis Distribution, LLC; formerly, Vice President, Head of Corporate Compliance, Global Atlantic Financial Group

[1]

Each officer of the Trusts serves for an indefinite term in accordance with the Trusts’ current by-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

[2]

Each person listed above, except as noted, holds the same position(s) with the Fund Complex. Previous positions during the past five years with Natixis Distribution, LLC, Natixis Advisors, LLC or Loomis, Sayles & Company, L.P. are omitted, if not materially different from an officer’s current position with such entity.

|  58

(b)	Not Applicable.

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer and persons performing similar functions. There have been no amendments or waivers of the Registrant’s code of ethics during the period.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has established an audit committee. Mr. Richard A. Goglia, Mr. James Palermo, Mr. Peter J. Smail, Mr. Kirk A. Sykes and Ms. Cynthia L. Walker are members of the audit committee and have been designated as “audit committee financial experts” by the Board of Trustees. Each of these individuals is also an Independent Trustee of the Registrant.

Item 4. Principal Accountant Fees and Services.

Fees billed by the Principal Accountant for services rendered to the Registrant.

The table below sets forth fees billed by the principal accountant, PricewaterhouseCoopers LLP, for the past two fiscal years for professional services rendered in connection with a) the audit of the Registrant’s annual financial statements and services provided in connection with regulatory filings; b) audit-related services (including services that are reasonably related to the performance of the audit of the Registrant’s financial statements but not reported under “Audit Fees”); c) tax compliance, tax advice and tax planning and d) all other fees billed for professional services rendered by the principal accountant to the Registrant, other than the services provided as reported as a part of (a) through (c) of this Item.

	Audit fees		Audit-related fees[1]		Tax fees[2]		All other fees
	1/1/21- 12/31/21	1/1/22- 12/31/22	1/1/21- 12/31/21	1/1/22- 12/31/22	1/1/21- 12/31/21	1/1/22- 12/31/22	1/1/21- 12/31/21	1/1/22- 12/31/22
Natixis ETF Trust II	$102,537	$108,690	$5	$6	$23,220	$24,612	$—	$—

1.	Audit-related fees consist of:

2021 & 2022 – performance of agreed-upon procedures related to the Registrant’s deferred compensation plan.

2.	Tax fees consist of:

2021 & 2022– review of the Registrant’s tax returns

Aggregate fees billed to the Registrant for non-audit services during 2021 and 2022 were $23,225 and $24,618, respectively.

Fees billed by the Principal Accountant for services rendered to the Adviser and Control Affiliates.

The following table sets forth the fees billed by the Registrant’s principal accountant for non-audit services rendered to Natixis Advisors, LLC (“Natixis Advisors”) and entities controlling, controlled by or under common control with Natixis Advisors. (“Control Affiliates”) that provide ongoing services to the Registrant, for engagements that related directly to the operations and financial reporting of the Registrant for the last two fiscal years.

	Audit-related fees		Tax fees		All other fees
	9/16/21- 12/31/21	1/1/22- 12/31/22	1/1/21- 12/31/21	1/1/22- 12/31/22	1/1/21- 12/31/21	1/1/22- 12/31/22
Control Affiliates	$—	$—	$31,137	$28,621	$—	$50,000

The following table sets forth the aggregate fees billed by the Registrant’s principal accountant for non-audit services rendered to Natixis Advisors, and Control Affiliates that provide ongoing services to the Registrant, for the last two fiscal years, including the fees disclosed in the table above.

	Aggregate Non-Audit Fees
	1/1/21- 12/31/21	1/1/22- 12/31/22
Control Affiliates	$235,234	$341,351

None of the services described above were approved pursuant to paragraph (c)(7)(i)(C) of Regulation S-X.

Audit Committee Pre Approval Policies.

Annually, the Registrant’s Audit Committee reviews the audit, audit-related, tax and other non-audit services together with the projected fees, for services proposed to be rendered to the Registrant and/or other entities for which pre-approval is required during the upcoming year. Any subsequent revisions to already pre-approved services or fees (including fee increases) and requests for pre-approval of new services would be presented for consideration quarterly as needed.

If, in the opinion of management, a proposed engagement by the Registrant’s independent accountants needs to commence before the next regularly scheduled Audit Committee meeting, any member of the Audit Committee who is an independent Trustee of the Registrant is authorized to pre-approve the engagement, but only for engagements to provide audit, audit related and tax services. This approval is subject to review by the full Audit Committee at its next quarterly meeting. All other engagements require the approval of all the members of the Audit Committee.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included as part of the Report to Shareholders filed as Item 1 herewith.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Securities Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the period covered by the report that have materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)	(1) Code of Ethics required by Item 2 hereof, filed herewith as Exhibit (a)(1).

(a)

(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 [17 CFR 270.30a-2(a)], filed herewith as Exhibits (a)(2)(1)and (a)(2)(2), respectively.

(b)	Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Section 906 of Sarbanes-Oxley Act of 2002, filed herewith as Exhibit (b).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Natixis ETF Trust II

By:	/s/ David L. Giunta
Name:	David L. Giunta
Title:	President and Chief Executive Officer
Date:	February 22, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ David L. Giunta
Name:	David L. Giunta
Title:	President and Chief Executive Officer
Date:	February 22, 2023

By:	/s/ Matthew Block
Name:	Matthew Block
Title:	Treasurer and Principal Financial and
Accounting Officer
Date:	February 22, 2023